UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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WYNDHAM INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WYNDHAM INTERNATIONAL, INC.

1950 Stemmons Freeway, Suite 6001

Dallas, Texas 75207

NOTICE OF THE 2004 ANNUAL MEETING OF OUR STOCKHOLDERS

TO BE HELD ON JULY 1, 2004

To Our Stockholders:

You are cordially invited to attend the 2004 annual meeting of our stockholders at the Wyndham Anatole, located at 2201 Stemmons Freeway, Dallas, Texas 75207, on July 1, 2004, at 10:00 a.m. Dallas time, for the following purposes:

(1)	To elect nineteen directors to our board of directors, consisting of eight class A directors, eight class B directors and three class C directors, to serve until the 2005 annual meeting of our stockholders or until their respective successors are duly elected and qualified.

(2)	To ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for the 2004 fiscal year.

(3)	To transact any other business as may properly come before the annual meeting or any adjournments thereof.

All of the above matters are more fully described in the accompanying proxy statement. Our board of directors has established the close of business on May 26, 2004 as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment thereof.

We urge you, whether or not you plan to attend the annual meeting, to sign, date and mail the enclosed proxy card in the envelope provided. You may revoke your proxy at any time, or you may attend the annual meeting in person and cast your vote in person on all matters submitted at the annual meeting, in which case your proxy would be ignored.

By order of our Board of Directors,

Fred J. Kleisner

Chairman of the Board of Directors and Chief Executive Officer

May 27, 2004

Dallas, Texas

WYNDHAM INTERNATIONAL, INC.

1950 Stemmons Freeway, Suite 6001

Dallas, Texas 75207

PROXY STATEMENT

2004 ANNUAL MEETING OF OUR STOCKHOLDERS

TO BE HELD ON JULY 1, 2004

May 27, 2004

INTRODUCTION

The board of directors of Wyndham International, Inc., a Delaware corporation, hereby solicits your proxy on our behalf for use at the 2004 annual meeting of our stockholders and at any postponements or adjournments of the annual meeting. The annual meeting will be held at the Wyndham Anatole, located at 2201 Stemmons Freeway, Dallas, Texas 75207, on July 1, 2004, at 10:00 a.m. Dallas time. Unless otherwise indicated in this proxy statement or the context otherwise requires, all references in this proxy statement to “Wyndham,” the “Company,” “we,” “our” or “us” refer to Wyndham International, Inc.

At the annual meeting, the following matters will be considered:

(1)	The election of nineteen directors to our board of directors, consisting of eight class A directors, eight class B directors and three class C directors, to serve until the 2005 annual meeting of our stockholders or until their respective successors are duly elected and qualified.

(2)	The ratification of the appointment by our board of directors of PricewaterhouseCoopers LLP as our independent auditors for the 2004 fiscal year.

(3)	The transaction of any other business as may properly come before the annual meeting or any adjournment thereof.

Our board of directors recommends that you vote FOR the election of the nominees for director named in this proxy statement and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the 2004 fiscal year.

Our principal executive office is located at 1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207, and our telephone number is (214) 863-1000. We mailed this proxy statement and the accompanying proxy on or about June 2, 2004.

RECORD DATE AND VOTING

Record Date

Our board of directors has established the close of business on May 26, 2004 as the record date for determining the holders of voting securities entitled to notice of, and to vote at, the annual meeting. On the record date, we had outstanding and entitled to vote 169,515,184 shares of our class A common stock, par value $0.01 per share, and 14,690,307.688 shares of our series B convertible preferred stock, par value $0.01 per share.

Voting Rights, Quorum, Broker Voting and Required Vote

Voting Rights.    Only our class A common stockholders are entitled to vote on the election of our class A directors and only our series B preferred stockholders are entitled to vote on the election of our class B directors. Our class A common stockholders and our series B preferred stockholders are entitled to vote together as a single class on the election of our class C directors, on the proposal to ratify the appointment of our auditors and on any other matter that may properly come before the annual meeting. Each share of our class A common stock is entitled to one vote and each share of our series B preferred stock is entitled to 11.6414 votes. Consequently, a total of 169,515,184 votes may be cast by our class A common stockholders and a total of 171,015,748 votes may be cast by our series B preferred stockholders.

Quorum.    A majority of the outstanding shares of our class A common stock that are represented in person or by proxy will constitute a quorum for purposes of electing our class A directors, and a majority of the outstanding votes of our series B preferred stock that are represented in person or by proxy will constitute a quorum for purposes of electing our class B directors. With respect to the election of our class C directors, the ratification of the appointment of our auditors and any other matter that may be presented at the annual meeting, stockholders holding shares of our capital stock representing a majority of the votes entitled to be cast on these matters will constitute a quorum.

Shares that are represented at the annual meeting but abstain from voting on any or all matters and shares that are “broker non-votes” (i.e., shares held by brokers or nominees that are represented at the annual meeting but with respect to which the broker or nominee does not have discretionary power to vote on a particular matter and has received no instructions from the beneficial owners thereof or persons entitled to vote thereon) will be counted in determining whether a quorum is present at the annual meeting.

Broker Voting.    Under the rules of the American Stock Exchange, the election of directors and the ratification of auditors are considered to be “routine” matters upon which a brokerage firm or nominee that holds a stockholder’s shares in its name may vote on the stockholder’s behalf, even if the stockholder has not furnished the firm or nominee with voting instructions within a specified period prior to the annual meeting.

Required Vote for Election of Directors.    Our directors will be elected by a plurality of the votes cast that are entitled to vote at the annual meeting and entitled to vote on the election of such directors. Abstentions and broker non-votes (if any) will be disregarded and will have no effect on the outcome of the election of our directors.

Required Vote for Ratification of Auditors.    The affirmative vote of a majority of the total votes represented by the shares of our class A common stock and our series B preferred stock present in person or represented by proxy and entitled to vote on such matter is required to ratify the appointment by our board of directors of PricewaterhouseCoopers LLP as our auditors for the 2004 fiscal year. Consequently, an abstention from voting on the proposal or a broker non-vote (if any) will have the effect of a negative vote with respect to such proposal.

Proxies

Each executed and returned proxy will be voted according to the instructions indicated on that proxy. However, if no instructions are indicated, the proxy will be voted according to the recommendations of our board of directors contained in this proxy statement.

Our board of directors does not intend to present, and has no information that others will present, any business at the annual meeting that requires a vote on any other matter. If any other matter requiring a vote properly comes before the annual meeting, the proxyholders will vote the proxies that they hold in accordance with their best judgment, including voting them to adjourn the annual meeting to another time if a quorum is not present at the annual meeting or if they believe that an adjournment is in our best interests.

You have the power to revoke your proxy at any time before the shares it represents are voted. A revocation will be effective upon receipt, at any time before the annual meeting is called to order, by our secretary of either (i) an instrument revoking your proxy or (ii) a proxy duly executed by you bearing a later date than the preceding proxy. Additionally, you may change or revoke a previously executed proxy by voting in person at the annual meeting.

Solicitation Agent and Certain Reimbursements

We will bear the cost to solicit proxies. We have retained D.F. King & Co., Inc., or D.F. King, to solicit proxies for the annual meeting. D.F. King may solicit proxies from our stockholders and other persons in person or by mail, facsimile transmission, telephone, or any other means. We will pay D.F. King a fee of $5,000 and reimburse it for its out-of-pocket expenses in connection with this solicitation. We will also reimburse banks, brokers, custodians, fiduciaries, nominees, securities dealers, trust companies and other persons for the reasonable expenses that they incur when forwarding this proxy statement and the accompanying materials to the beneficial owners of shares of our class A common stock and our series B preferred stock. Our directors and officers also may solicit proxies from our stockholders and other persons by any of the means described above. We will not pay these directors and officers any extra compensation for participating in this solicitation.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Our board of directors currently consists of nineteen directors, who are divided into the following classes: (i) the class A directors, consisting of eight directors, (ii) the class B directors, consisting of eight directors, and (iii) the class C directors, consisting of three directors.

At the annual meeting, the following nineteen nominees are to be considered for election to a term of one year that expires at the annual meeting of our stockholders to be held in 2005 or until their successors are duly elected and qualified.

In accordance with our restated certificate of incorporation, the nominees for class A directors have been nominated by our class A director nominating committee, the nominees for class B directors have been nominated by a majority of our class B directors, all of whom serve on the nomination committee for class B directors, and the nominees for class C directors have been nominated by a majority of our class C directors, all of whom serve on the nomination committee for class C directors.

Our board of directors recommends that you vote “FOR” the election of the nominees named in this proxy statement. See “—Nominees” below.

Nominees

Class A Directors

Karim Alibhai has served as one of our directors since October 1997. Mr. Alibhai previously served as our President and Chief Operating Officer from October 1997 until his resignation on May 21, 1999. Since his resignation, Mr. Alibhai has been continually active in the hospitality industry and has completed development of several Ritz-Carlton Hotel and Residential projects and also led a convertible preferred investment in Interstate

Hotels & Resorts, Inc. Before joining us in October 1997, Mr. Alibhai served as President and Chief Executive Officer of the Gencom Group, an affiliated group of companies that acquired, developed, renovated, leased, and managed hotel properties in the United States and Canada through Gencom American Hospitality. Mr. Alibhai is presently a Principal of the Gencom Group, which he rejoined in 1999, and serves on the board of directors of Interstate Hotels & Resorts, Inc. Mr. Alibhai holds a B.A. from Rice University. Mr. Alibhai is 40 years old.

Leonard Boxer has served as one of our directors since July 1997. He previously served as a director of Patriot American Hospitality, Inc. and its predecessor from September 1995 to July 1997. Mr. Boxer has served as a partner and chairman of the real estate department of the law firm of Stroock & Stroock & Lavan in New York, New York since 1987. Previously, he was a founder, managing partner and head of the real estate department of Olnick Boxer Blumberg Lane & Troy, a real estate law firm in New York. He serves as a member of the Board of Trustees of both New York University and New York University Law School. Mr. Boxer also serves as a member of the board of several New York and national charitable organizations, such as trustee of the National Jewish Center for Immunology and Respiratory Medicine; Chairman of the Board and Trustee of the Jewish Association for Services for the Aged; Chairman of the Board of the Children’s Hearing Institute of Lenox Hill Hospital; Trustee of the Cancer Research Institute (2000-2001); and New York Regional Cabinet of the United States Holocaust Memorial Museum. Mr. Boxer holds a B.S. in accounting and an L.L.B. from New York University. Mr. Boxer is 65 years old.

Adela Cepeda has served as one of our directors since February 2004. Ms. Cepeda founded A.C. Advisory, Inc. in 1995 and since that time has served as its President. Ms. Cepeda serves as a director of the Lincoln National Income Fund, the Lincoln National Convertible Securities Fund, the Fort Dearborn Securities Fund, Amalgamated Bank of Chicago and its affiliated trust company, AmalgaTrust, and UBS Funds. Ms. Cepeda also serves on the boards of Window to the World Communications, Inc., Ravinia Festival Association, The Joffrey Ballet of Chicago and The Chicago Community Trust. Ms. Cepeda holds an A.B. from Harvard College and an M.B.A. from the University of Chicago Graduate School of Business. Ms. Cepeda is 45 years old.

Milton Fine has served as one of our directors since June 1998. Since June 1998, Mr. Fine has been Chairman of FFC Capital Corporation and FFC Hotel Development Corporation. Mr. Fine co-founded Interstate Hotels Company in 1961 and served as its Chairman of the Board before our acquisition of it in June 1998. Mr. Fine also served as the Chief Executive Officer of Interstate Hotels Company through March 1996. In addition, Mr. Fine serves as a trustee of the Carnegie Institute and is on the Board of Directors of the Carnegie Museum of Art. In addition, he serves as a member of the Board of Directors of the Andy Warhol Museum in Pittsburgh, Pennsylvania, and as a member of the Board of Directors of the Norton Museum of Art in Palm Beach, Florida. Mr. Fine holds a B.A. (magna cum laude) and a J.D. from the University of Pittsburgh. Mr. Fine is 78 years old.

Fred J. Kleisner currently serves as our Chairman of the Board and Chief Executive Officer. He has served as our Chairman of the Board since October 13, 2000 and as our Chief Executive Officer since March 27, 2000. From August 1999 to October 2000, Mr. Kleisner served as our President, and from July 1999 to March 2000, Mr. Kleisner also served as our Chief Operating Officer. From March 1998 to August 1999, he served as President and Chief Operating Officer of The Americas for Starwood Hotels & Resorts Worldwide, Inc. Hotel Group. His experience in the industry also includes senior positions with Westin Hotels and Resorts, where he served as President and Chief Operating Officer from 1995 to 1998; Interstate Hotels Company, where he served as Executive Vice President and Group President of Operations from 1990 to 1995; The Sheraton Corporation, where he served as Senior Vice President, Director of Operations, North America Division-East from 1985 to 1990; and Hilton Hotels, where for 16 years he served as General Manager of several landmark hotels, including The Waldorf Astoria and The Waldorf Towers in New York, The Capital Hilton in Washington, D.C., and The Hilton Hawaiian Village in Honolulu. Mr. Kleisner, who holds a B.A. degree in Hotel Management from Michigan State University, completed advanced studies at the University of Virginia and Catholic University of America. Mr. Kleisner is 59 years old.

Rolf E. Ruhfus has served as one of our directors since June 1998. Mr. Ruhfus has served as Chairman of the Board of Directors and Chief Executive Officer of LodgeWorks Corporation since April 2000 and Wichita

Consulting Corporation since 1989. He previously served as Chairman of the Board of Directors and Chief Executive Officer of Summerfield Hotel Corporation from 1987 through June 1998 when we acquired Summerfield Hotel Corporation. Before founding Summerfield Hotel Corporation, Mr. Ruhfus served as President of Residence Inn Corporation. Mr. Ruhfus currently serves as a director of Innkeepers USA Trust. Mr. Ruhfus holds a B.A. from Western Michigan University, an M.B.A. from the Wharton School of Business and a Ph.D. in Marketing from the University of Münster, Germany. Mr. Ruhfus is 59 years old.

Lynn C. Swann has served as one of our directors since May 2001. Since July 1976, Mr. Swann has served as Chief Executive Officer of Swann, Inc., a privately held communications company. Pursuant to a consulting agreement, Mr. Swann also serves as a consultant to us and assists with the development and expansion of our collegiate and professional sports marketing plans and sales initiatives. Mr. Swann serves as a member of the board of directors of Big Brothers and Big Sisters of America and has previously served in numerous additional capacities on behalf of the organization, including national board chairperson, chairperson for board development and board president. Mr. Swann is also a director of H.J. Heinz Company and Hershey Entertainment and Resort Co. Mr. Swann has served as a professional broadcaster covering a variety of sporting events for the ABC television network since 1976. From 1974 to 1982, Mr. Swann was a wide receiver for the Pittsburgh Steelers and helped lead his team to four Super Bowl victories. Mr. Swann was named Most Valuable Player of Super Bowl X in 1976 and was inducted into the Pro Football Hall of Fame in 2001. In 2002, Mr. Swann was selected to chair the President’s Council on Physical Fitness and Sports. Mr. Swann received a B.A. from the University of Southern California. Mr. Swann is 52 years old.

Sherwood M. Weiser has served as one of our directors since October 1997. Since April 2001, Mr. Weiser has served as the Chairman and Chief Executive Officer of Continental Hospitality Holdings, LLC, a hotel management and development firm. Mr. Weiser previously served as the Chairman and Chief Executive Officer of Carnival Resorts & Casinos, a hotel and gaming management and development firm. In 1970, Mr. Weiser founded The Continental Companies. Carnival Resorts & Casinos was a successor to The Continental Companies. In June 1998, we acquired the hospitality-related businesses of CHC International, Inc., the parent corporation of Carnival Resorts & Casinos. Mr. Weiser serves on the Board of Trustees of the University of Miami, the New World Symphony, the Orange Bowl Committee, and as the Chairman of the Board of Directors of the Performing Arts Center Foundation of Greater Miami. Mr. Weiser serves as a director of Mellon United National Bank, a subsidiary of Mellon Bank, Interstate Hotels & Resorts, Inc., and Watsco, Inc. He received his B.S. in Commerce from the Ohio State University School of Business and holds an L.L.B. from the Case Western Reserve University School of Law. Mr. Weiser is 73 years old.

Class B Directors

Leon D. Black has served as one of our directors since June 1999. Mr. Black is one of the founding principals of Apollo Advisors, L.P., which, together with its affiliates, acts as the managing general partner of the Apollo Investment Funds, private securities investment funds, and Apollo Real Estate Advisors, L.P., which, together with its affiliates, acts as the managing general partner of the Apollo Real Estate Investment Funds. Apollo Advisors, L.P. and Apollo Real Estate Advisors, L.P. were founded in 1990 and 1993, respectively. From 1977 to 1990, Mr. Black worked at Drexel Burnham Lambert Incorporated, where he served as Managing Director, head of the Mergers & Acquisitions Group and co-head of the Corporate Finance Department. Mr. Black also serves as a director of Allied Waste Industries, Inc., AMC Entertainment Inc., Sirius Satellite Radio Inc. and United Rentals, Inc. In addition, he serves as a trustee of Dartmouth College, The Museum of Modern Art, Mount Sinai-NYU Medical Center, Lincoln Center for the Performing Arts, the Metropolitan Museum of Art, Prep for Prep, The Jewish Museum, and The Asia Society. He is also a member of The Council on Foreign Relations, The Partnership for New York City and the National Advisory Board of JPMorgan Chase. Mr. Black graduated summa cum laude from Dartmouth College and holds a B.A. in Philosophy and History. Mr. Black also received an MBA from Harvard Business School in 1975. Mr. Black is 52 years old.

Thomas H. Lee has served as one of our directors since June 1999. He founded Thomas H. Lee Company in 1974 and since that time has served as its President. Thomas H. Lee Company changed its name in July 1999 to Thomas H. Lee Partners. Since July 1999, he has served as Chairman and Chief Executive Officer of Thomas H. Lee Partners and as President of Thomas H. Lee Capital. From 1966 through 1974, Mr. Lee was employed by First National Bank of Boston where he directed the bank’s high technology lending group from 1968 to 1974 and became a Vice President in 1973. Before 1966, he served as a securities analyst in the institutional research department of L.F. Rothschild & Co. in New York. Mr. Lee currently is a director of Metris Companies, Inc., Miller Import Corporation, The Smith & Wollensky Restaurant Group, Inc., Vail Resorts, Inc. and Vertis Holdings, Inc. In addition, Mr. Lee serves as a trustee or overseer of a number of civic and charitable organizations including, in Boston, Beth Israel Deaconess Medical Center, Brandeis University, Harvard University and the Museum of Fine Arts, as well as, in New York City, the Lincoln Center for the Performing Arts, Mount Sinai-NYU Medical Center and the Whitney Museum of American Art. Mr. Lee is a 1965 graduate of Harvard College. Mr. Lee is 60 years old.

Alan M. Leventhal has served as one of our directors since June 1999. Since March 1998, Mr. Leventhal has served as Chairman and Chief Executive Officer of Beacon Capital Partners. Prior to founding the Company, Mr. Leventhal served as President and Chief Executive Officer of Beacon Properties Corporation, one of the largest real estate investment trusts (REIT) in the United States. Mr. Leventhal is Chairman of Boston University’s Board of Trustees, and a trustee of Northwestern University. He also serves on the board of the Pension Real Estate Association (PREA), the Board of Overseers for the Amos Tuck School of Business Administration at Dartmouth, the Dartmouth Real Estate Advisory Committee and the board of the Damon Runyon Cancer Research Foundation. Mr. Leventhal has lectured at the Amos Tuck School of Business Administration at Dartmouth College and Massachusetts Institute of Technology Center for Real Estate. Mr. Leventhal was awarded the Realty Stock Review’s “Outstanding CEO Award” for 1996 and 1997, and the Commercial Property News “Office Property Executive of the Year” for 1996. Mr. Leventhal received his B.A. in Economics from Northwestern University in 1974 and his M.B.A. from the Amos Tuck School of Business Administration at Dartmouth College in 1976. Mr. Leventhal is 51 years old.

William L. Mack has served as one of our directors since June 1999. Mr. Mack is a founding principal and managing partner of Apollo Real Estate Advisors, L.P., which, together with its affiliates, acts as the managing general partner of the Apollo Real Estate Investment Funds, private real estate investment funds. Apollo Real Estate Advisors, L.P. was founded in 1993. Beginning in 1969, Mr. Mack served as Managing Partner of the Mack Company, a privately held real estate company that was merged with the Cali Realty Corporation (now Mack-Cali Realty Corporation) of which Mr. Mack has served as a director since 1997. Mr. Mack also serves as a director of The Bear Stearns Companies, Inc. and Vail Resorts, Inc. and is a member of the Metropolitan Regional Advisory Board of Chase Manhattan Bank, the Advisory Board of the Columbia University Real Estate Board and the Board of Advisors of New York University Real Estate Investment Trust Center. Mr. Mack is a trustee of the University of Pennsylvania and Chairman of its Facilities & Campus Planning Committee. He also serves on the Board of Overseers of the Wharton School. Mr. Mack serves as Vice Chairman of the North-Shore Long Island Jewish Health System and as trustee of the Solomon R. Guggenheim Foundation. Mr. Mack attended the Wharton School of Business and Finance at the University of Pennsylvania and received a B.S. degree in business administration, finance and real estate from New York University. Mr. Mack is 64 years old.

Lee S. Neibart has served as one of our directors since June 1999. Mr. Neibart has been a Senior Partner of Apollo Real Estate Advisors since 1993 and is responsible for the operations and management of its Funds. From 1989 to 1993, Mr. Neibart was Executive Vice President & Chief Operating Officer of the Robert Martin Company, a real estate development and management firm with a portfolio of approximately seven million square feet of commercial real estate and with which he was associated for over 14 years. Mr. Neibart is a director of Wyndham International and Meadowbrook Golf Group, Inc., a golf course manager, developer and owner. He is also a past President of the New York Chapter of the National Association of Industrial and Office Parks. Mr. Neibart received a BA from the University of Wisconsin and an MBA from New York University. Mr. Neibart is 53 years old.

Marc J. Rowan has served as one of our directors since June 1999. Mr. Rowan is one of the founding principals of Apollo Advisors, L.P., which, together with its affiliates, acts as the managing general partner of the Apollo Investment Funds, private securities investment funds. Prior to joining Apollo, Mr. Rowan was a member of the mergers and acquisitions department of Drexel Burnham Lambert, Incorporated, with responsibilities in high yield financing, transaction idea generation and merger structure negotiation. Mr. Rowan also serves as a director of AMC Entertainment, Inc. National Financial Partners, Inc., Cablecom GmbH, iesy Hessen GmbH & Co, KG, Quality Distribution, Inc., and SkyTerra Communications Inc. Mr. Rowan is also active in charitable activities and is a founding member and serves on the executive committee of the Youth Renewal Fund and is a member of the board of directors of National Jewish Outreach Program, Riversdale Country School and the Undergraduate Executive Board of The Wharton School of Business. Mr. Rowan graduated summa cum laude from the University of Pennsylvania’s Wharton School of Business with a B.S. and an MBA in Finance. Mr. Rowan is 41 years old.

Scott A. Schoen has served as one of our directors since June 1999. Mr. Schoen has been employed by Thomas H. Lee Partners, L.P., formerly known as Thomas H. Lee Company, since 1986 and currently serves as a Managing Director. Mr. Schoen currently serves as a director of A.R.C. Holdings, LLC, Axis Specialty Limited, The Simmons Company, Syratech Corporation, TransWestern Publishing, L.P. and United Industries Corporation. Prior to joining Thomas H. Lee Partners, L.P., Mr. Schoen was in the Private Finance Department of Goldman, Sachs & Co. Mr. Schoen is a Vice Chairman of the Board of the United Way of Massachusetts Bay, and also a member of the Advisory Board of the Yale School of Management. Mr. Schoen received a B.A. in History from Yale University, a J.D. from Harvard Law School and an M.B.A. from the Harvard Graduate School of Business Administration. He is a member of the New York Bar. Mr. Schoen is 45 years old.

Scott M. Sperling has served as one of our directors since June 1999. Since 1994, Mr. Sperling has been a Managing Director of Thomas H. Lee Partners and Trustee and General Partner of various THL Equity Funds. Mr. Sperling is also President of TH Lee, Putnam Capital. Mr. Sperling is currently a Director of Fisher Scientific International, Inc., Vertis, Inc., Houghton Mifflin Co., LiveWire Systems, LLC, Warner Music Group and several private companies. During the 10 years before joining Thomas H. Lee Partners, Mr. Sperling served as Managing Partner of the Aeneas Group, the private capital affiliate of the Harvard Management Company, Inc. Before 1984, Mr. Sperling served as a Senior Consultant with the Boston Consulting Group, Inc. focusing on business and corporate strategies. He holds an M.B.A. degree from Harvard University and a B.S. from Purdue University. Mr. Sperling is 46 years old.

Class C Directors

Marc A. Beilinson has served as one of our directors since February 2004. Mr. Beilinson is a shareholder of Pachulski, Stang, Ziehl, Young, Jones & Weintraub PC, a nationally recognized boutique law firm specializing in corporate reorganization, and currently serves on the Board of Directors of the University of California Davis Law School. Mr. Beilinson served as the Chief Executive Officer of Adaptive Power Solutions, a government defense contractor that manufactured components for many U.S. strategic missile programs. Mr. Beilinson is currently an officer and director of RPD Catalyst, a private real estate investment firm. Prior to joining his current firm, Mr. Beilinson was a shareholder in the law firm of Buchalter, Nemer, Fields & Younger PC. Mr. Beilinson received his B.A. (magna cum laude) from UCLA and his J.D. from UC Davis Law School. Mr. Beilinson is 46 years old.

Paul Fribourg has served as one of our directors since June 1999. Mr. Fribourg has served as Chairman and Chief Executive Officer of ContiGroup Companies, Inc. (f/k/a Continental Grain Company) since July 1997. Since 1976, Mr. Fribourg has held numerous positions with Continental Grain Company, including President and Chief Operating Officer from 1994 to 1997 and Executive Vice President of the Commodity Marketing Group from 1990 to 1994. Mr. Fribourg also serves as a director of Vivendi Universal S.A., Loews Corporation, PSF Group Holdings, Inc., Premium Standard Farms, Inc., Endeavor Global, Inc., The Browning School, New York University, Harvard Business School (Board of Dean’s Advisors), The Nightingale-Bamford School, The Appeal of Conscience Foundation, The Lauder Institute/Wharton Business School (Chairman of the Board), Park East Synagogue and the America-China Society. Mr. Fribourg is also a member of the Council on Foreign Relations, the National Advisory Board of JPMorgan Chase and the Rabobank International North American Agribusiness Advisory Board. Mr. Fribourg holds a B.A. from Amherst College and completed the Advanced Management Program at Harvard Business School. Mr. Fribourg is 50 years old.

Lawrence J. Ruisi has served as one of our directors since April 2004. Mr. Ruisi was President and Chief Executive Officer of Loews Cineplex Entertainment Corporation from 1998 to 2002. From 1990 to 1998, he was associated with Sony Corporation of America, serving as Executive Vice President from 1990 to 1998 of Sony Pictures Entertainment. He served as President of Sony Retail Entertainment from 1994 to 1998. Mr. Ruisi is a certified public accountant and worked as senior audit manager from 1970 to 1983 for Price Waterhouse & Co. In 2000 and 2001, many of the large motion picture theatre chains were severely impacted by the overbuilding of theatres and unfavorable film performance; of the ten largest chains, seven (including Loews Cineplex Entertainment), were reorganized under federal bankruptcy laws or executed out-of-court financial restructuring. Loews Cineplex filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code in 2001 and was discharged from these proceedings in 2002. Mr. Ruisi received a B.S. in Accounting and an M.B.A. from St. John’s University. Mr. Ruisi is 56 years old.

Meetings and Committees of our Board of Directors; Director Independence

Our board of directors held five meetings during 2003. All of our directors attended at least 75% of the aggregate number of meetings of our board of directors held during 2003, except Messrs. Black, Schoen and Swann. While we do not have a formal policy requiring them to do so, we encourage our directors to attend our annual meeting of stockholders. One director attended our 2003 annual meeting. The board of directors has a standing executive committee, capital commitments committee, audit committee, compensation committee, and separate nomination committees for class A directors, for class B directors and for class C directors. Set forth below are descriptions of the standing committees of our board of directors and the names of the current members of such committees.

Executive Committee.    Our executive committee consisted of Messrs. Alibhai, Brownstein, Fine, Kleisner, Leventhal, Mack, Rowan and Sperling until Mr. Brownstein resigned as a class C director on February 25, 2004. No one replaced Mr. Brownstein on the executive committee. In addition, Theodore Teng, in his capacity as our Chief Operating Officer, Richard Smith, in his capacity as our Chief Financial Officer, and Mark Solls, in his capacity as our General Counsel and Secretary, serve on the committee in an ex officio capacity. Our executive committee has the full power and authority of our board of directors in the management of our business and affairs between meetings of our board of directors, except that our executive committee cannot effect certain fundamental corporate actions as provided under Delaware law. In addition, final approval of our full board of directors is required for any of the following: (i) any individual transaction involving the issuance of debt securities by us or any of our subsidiaries involving aggregate proceeds to us in excess of $75,000,000 or the issuance of equity securities by us or any of our subsidiaries involving aggregate proceeds to us in excess of $10,000,000; (ii) any transaction constituting a “change of control” of us within the meaning of such term under the securities purchase agreement, dated as of February 18, 1999, by and among us and the other parties thereto; (iii) entry by us into a new line of business; (iv) any capital commitment by us where our share of the commitment involved exceeds $75,000,000; (v) any transaction that provides a disproportionate benefit to the holders of our series B preferred stock; (vi) any change to the scope of the authority or the identity of the members of our executive committee, our audit committee, our compensation committee or our capital commitments committee; and (vii) any change to the classification of our directors. Our executive committee held no meetings during 2003.

Capital Commitments Committee.    Our capital commitments committee consists of Messrs. Kleisner, Rowan and Sperling (or in Mr. Sperling’s absence, Mr. Schoen). In addition, Mr. Teng, in his capacity as our Chief Operating Officer, Mr. Smith, in his capacity as our Chief Financial Officer, and Mr. Solls, in his capacity as our General Counsel and Secretary, serve on this committee in an ex officio capacity. Our capital commitments committee facilitates the execution of our business strategy and our oversight of our business and affairs. Our capital commitments committee has the full power and authority of our executive committee in the management of our business and affairs between meetings of our executive committee, except that the final approval of our executive committee or our full board of directors, as appropriate, is required in connection with any transaction where our share of the capital commitment exceeds $20,000,000 per annum. Our capital commitments committee held three meetings during 2003. None of the committee members attended less than 75% of the aggregate number of meetings of this committee held during 2003.

Audit Committee.    Our audit committee consisted of Messrs. Boxer, Clark and Fribourg until Mr. Clark resigned as a class C director on January 31, 2004. Ms. Cepeda and Mr. Beilinson joined the audit committee on February 11, 2004 and Mr. Ruisi joined on May 5, 2004. The board of directors has determined that Ms. Cepeda is the “audit committee financial expert,” as such term is defined in the rules and regulations promulgated by the Securities and Exchange Commission and that Ms. Cepeda and the other members of the audit committee are “independent,” in accordance with the Company Guide of the American Stock Exchange. The board of directors adopted a written audit committee charter and it is attached hereto as Appendix A. As more fully set forth in our audit committee charter, our audit committee makes recommendations concerning our engagement of independent public accountants, reviews with our independent public accountants, the plans and results of the audit engagement, approves professional services provided by our independent public accountants, reviews the independence of our independent public accountants, considers the range of audit and non-audit fees, reviews the adequacy of our internal accounting controls and reviews related-party transactions. Our audit committee held four meetings during 2003. None of the committee members attended less than 75% of the aggregate number of meetings of this committee held during 2003.

Compensation Committee.    Our compensation committee consisted of Messrs. Boxer, Clark, Rowan, Schoen and Weiser until Mr. Clark resigned as a class C director on January 31, 2004. Ms. Cepeda joined the compensation committee on February 11, 2004. Our compensation committee determines the compensation of our executive officers and directors and administers the second amendment and restatement of our 1997 incentive plan. Our compensation committee held four meetings during 2003. None of the committee members attended less than 75% of the aggregate number of meetings of this committee held during 2003.

Nominating Committees.    Our board has separate nominating committees for class A directors, class B directors and class C directors. None of these nominating committees has a charter.

Class A Director Nominating Committee.    Our restated certificate of incorporation provides that the nominees for the class A directors shall be nominated by a class A director nominating committee, which shall consist of each of our class C directors currently in office and the same number of our class A directors currently in office, who shall be selected by a majority vote of our class A directors currently in office. Our class A director nominating committee consisted of Messrs. Boxer, Ruhfus, Weiser, Brownstein, Clark and Fribourg until Mr. Clark resigned as a class C director on January 31, 2004 and Mr. Brownstein resigned as a class C director on February 25, 2004. On April 30, 2004 our class A directors selected Messrs. Boxer, Ruhfus and Weiser to serve as the class A directors on our class A director nominating committee for 2004. On April 30, 2004, our class A director nominating committee selected the nominees for class A directors. Messrs. Beilinson, Boxer, Fribourg, Ruisi and Weiser, current members of the class A director nominating committee, are “independent,” as such term is defined by Section 121A of the Company Guide of the American Stock Exchange. The American Stock Exchange does not require that directors be elected by an independent nominating committee, if a listed company is subject to a binding obligation that requires a director nomination structure that is inconsistent with such requirement and that obligation pre-dates the approval of such American Stock Exchange requirement. Our certificate of incorporation requires a director nomination structure that is inconsistent with such requirement, and it predates approval of the American Stock Exchange requirement. Our class A director nominating committee held two meetings during 2003. All of the committee members attended at least 75% of the aggregate meetings of the Class A Director Nominating Committee in 2003, except Messrs. Brownstein, Clark and Fribourg.

Process for Selecting Nominees for Class A Directors.    The class A director nominating committee is responsible for identifying, evaluating and recommending candidates for class A directors to the board of directors. The class A director nominating committee identifies potential nominees by asking current directors and executive officers to notify the class A director nominating committee if such directors and executive officers become aware of persons, meeting the general criteria described below, who have had a change in circumstances that might make such persons available to serve on the board of directors—for example, retirement of a person as a chief executive officer of a public company or from government or military service. The class A director nominating committee may also periodically engage firms that specialize in identifying candidates for director. As described below, the class A director nominating committee will consider candidates recommended by stockholders.

Once a person has been identified by the class A director nominating committee as a potential candidate, the class A director nominating committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the class A director nominating committee determines that a potential candidate warrants further consideration, the chair or another member of the class A director nominating committee would contact the person. Generally, the class A director nominating committee would review the person’s accomplishments and qualifications in light of the accomplishments and qualifications of any other candidates that the class A director nominating committee may be considering and conduct one or more interviews with the candidate. In certain instances, a member of the class A director nominating committee may contact one or more references provided by the candidates or may contact other members of the business community or other persons that may have first-hand knowledge of the candidate’s accomplishments.

The class A director nominating committee does not set specific, minimum qualifications for nominees for the position of director. Candidates, however, should show leadership in their particular fields and have the ability to exercise sound business judgment. The class A director nominating committee will select candidates to recommend to the board of directors with the goal of enhancing the board of directors’ ability to manage and direct the affairs and business of the Company on the basis of, among other things, experience, knowledge, skills, expertise, integrity, diversity, ability to make independent analytical inquiries, and understanding of the Company’s business environment. When applicable, the class A director nominating committee will select a candidate with the potential to enhance the ability of committees of the board of directors to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or the Company Guide of the American Stock Exchange.

There are no differences in how the class A director nominating committee would evaluate a nominee recommended by a stockholder and a nominee identified by the class A director nominating committee.

Stockholders may recommend to the class A director nominating committee candidates for the board of directors if the Company receives such recommendations 120 days before the anniversary date of the Company’s most recent annual meeting. In considering the candidates submitted by stockholders, the class A director nominating committee will consider the needs of the board of directors and the qualifications of the candidates.

Stockholders who want to recommend a person as a candidate for the board of directors of the Company may do so by sending the following information to the class A director nominating committee of the board of directors of the Company, c/o Mark Solls, Secretary, Wyndham International, Inc., 1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207: (1) name and address of the candidate; (2) a brief biographical sketch and resume of the candidate; (3) contact information for the candidate; (4) a document evidencing the candidate’s willingness to serve as a director if elected; and (5) a signed statement as to the submitting stockholder’s current status as a stockholder and the number of shares the submitting stockholder holds at the time of the recommendation.

The Company paid a fee to Boardroom Bound, a third party search firm, to identify Ms. Cepeda as a potential nominee for class A director. The Company does not currently pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for class A directors.

Class B Director Nominating Committee.    As provided in our restated certificate of incorporation, the nominees for the class B directors are selected by a majority vote of our class B directors, all of whom serve on the nomination committee for class B directors. On April 30, 2004, our nomination committee for class B directors selected the nominees for class B directors. Messrs. Black, Mack and Neibart, current class B directors, are not “independent,” as such term is defined by Section 121A of the Company Guide of the American Stock Exchange. The American Stock Exchange does not require that directors be elected by an independent nominating committee, if a listed company is subject to a binding obligation that requires a director nomination structure that is inconsistent with such requirement and that obligation pre-dates the approval of such American Stock Exchange requirement. Our certificate of incorporation requires a director nomination structure that is inconsistent with such requirement, and it predates approval of the American Stock Exchange requirement. Our class B director nominating committee held no meetings during 2003, but instead acted by unanimous written consent.

The nomination committee for class B directors does not have a process for identifying, evaluating and recommending candidates for class B directors. Because the class B directors are elected by only the holders of series B preferred stock, the nomination committee for class B directors does not consider stockholder recommendations of candidates for directors and therefore does not operate under a policy with regard to the consideration of any director candidates recommended by stockholders. The class B director nominating committee has not set specific, minimum qualifications for nominees for the position of director.

Currently, the Company does not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for class B directors.

Class C Director Nominating Committee.    As provided in our restated certificate of incorporation, the nominees for the class C directors are selected by a majority vote of our class C directors, all of whom serve on the nomination committee for class C directors. On April 30, 2004, our nomination committee for class C directors selected their respective nominees for class C directors. All of the class C directors are “independent,” as such term is defined by Section 121A of the Company Guide of the American Stock Exchange. The American Stock Exchange does not require that directors be elected by an independent nominating committee, if a listed company is subject to a binding obligation that requires a director nomination structure that is inconsistent with such requirement and that obligation pre-dates the approval of such American Stock Exchange requirement. Our certificate of incorporation requires a director nomination structure that is inconsistent with such requirement, and it predates approval of the American Stock Exchange requirement. Our class C director nominating committee held no meetings during 2003, but instead acted by unanimous written consent.

The nomination committee for class C directors uses the same process as the class A director nominating committee for identifying and evaluating nominees for class C director, including nominees recommended by stockholders. The nomination committee for class C directors will consider candidates recommended by stockholders and operates under the policy of the class A director nominating committee with regard to the consideration of any director candidates recommended by stockholders. There are no differences in how the nomination committee for class C directors would evaluate a nominee recommended by a stockholder and a nominee identified by the nomination committee for class C directors. Stockholders who want to recommend candidates for director to the nomination committee for the class C directors should follow the procedures of the class A director nominating committee for such recommendations, except that the recipient of the recommendation should be the nomination committee for the class C directors.

Messrs. Beilinson and Ruisi were recommended for nomination as class C directors by non-management directors. Currently, the Company does not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for class C directors.

Director Independence.    Our board of directors has determined that the following directors satisfy the American Stock Exchanges independence requirements: class A directors—Messrs. Boxer, Fine and Weiser and Ms. Cepeda; class B directors—Messrs. Lee, Leventhal, Rowan, Schoen and Sperling; class C directors—Messrs. Beilinson, Fribourg and Ruisi.

Stockholder Communications with Board of Directors

The board of directors has adopted a process by which the Company’s stockholders can communicate with the directors in writing. Any stockholder who wants to communicate with the board of directors, or any one of the directors, may send a letter to Wyndham International, Inc. Board of Directors, c/o Mark Solls, Secretary, Wyndham International, Inc., 1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207. The board of directors has instructed the Company’s Secretary to forward promptly all communications received to the board of directors or, if an individual director is the recipient, to that director.

Code of Ethics

The Company has adopted a Code of Ethics, which applies to the Company’s Chief Executive Officer, Chief Financial Officer and Controller as well as to all directors, officers and employees. These materials are available on the Company’s website at www.wyndham.com. The Company intends to satisfy any disclosure requirements regarding amendments to, or waivers from, any provision of the Code of Ethics by posting such information on the Company’s website at www.wyndham.com. As required by the Company Guide of the American Stock Exchange, any waivers of the Code of Ethics for directors or executive officers must be approved by the Company’s board of directors and disclosed on a Form 8-K filed with the Commission within five days of such waiver.

Director Compensation

Currently, we pay all of our directors who are not employed by us an annual retainer fee as follows:

•	our class A directors receive an annual retainer fee of $20,000;

•	our class B directors receive no annual retainer fee; and

•	our class C directors receive an annual retainer fee of $20,000.

In addition, except for our class B directors, each of our directors is paid $1,000 for attendance, whether in person or telephonic, at each meeting of our board of directors. Except for our class B directors, each of our directors is paid $1,000 for attendance, whether in person or telephonic, at each meeting of the Class A Nominating Committee of which such director is a member, $1,250 for each meeting of the Compensation Committee, and $3,500 for each meeting of the Audit Committee. The chairperson of the Audit Committee receives an additional $10,000 annually. Both the annual retainer fee and meeting fees are payable in cash, with the exception of the annual retainer and meeting fees for Mr. Boxer which are paid 50% in cash and 50% in our class A common stock. In addition, we reimburse our directors for any out-of-pocket expenses incurred by them in connection with their service on our board of directors. In lieu of cash compensation, our class B directors are entitled to direct up to $100,000 of our charitable contributions per annum. We do not pay any director who is employed by us any fees for his or her service on our board of directors or any committee thereof.

We grant each of our newly elected non-employee directors a non-qualified stock option to purchase 22,500 shares of our class A common stock upon his or her initial election to our board of directors. In addition, we grant each newly appointed non-employee member of our class A director nominating committee an option to purchase 7,500 shares of our class A common stock upon his or her initial appointment to such committee; we grant each newly appointed non-employee member of our compensation committee an option to purchase 22,500 shares of our class A common stock upon his or her initial appointment to such committee; and we grant each newly appointed non-employee member of our audit committee an option to purchase 37,500 shares of our class A common stock upon his or her initial appointment to such committee. Each option has an exercise price equal to the closing price of our class A common stock on the date of grant as reported on the American Stock Exchange, has a term of 10 years and vests quarterly in equal installments over a three-year period, subject to the director’s continued service on our board of directors or applicable committee, as the case may be, until the date of vesting.

EXECUTIVE COMPENSATION

The following table sets forth, as to our Chief Executive Officer and as to each of our four other most highly compensated executive officers who were serving as executive officers as of December 31, 2003, information concerning all compensation paid for services to us in all capacities for each of the last three fiscal years. We will refer to our Chief Executive Officer and our four other most highly compensated executive officers as the “named executive officers” in this proxy statement.

Summary Compensation Table

		Annual Compensation							Long-Term Compensation
Name and Principal Position	Year	Salary		Bonus			Other Annual Compensation (1)		Restricted Stock Awards(2)			Securities Underlying Options(#)		All Other Compensation
Fred J. Kleisner Chairman of the Board and Chief Executive Officer	2003 2002 2001	$ $ $	683,500 680,192 656,152	$ $ $	2,579,368 116,325 1,489,500	(3) (7)	$ $ $	— — —	$ $ $	— 522,752 3,045,000	(5) (8)	— — —		$ $ $	22,122 35,281 37,169	(4) (6) (9)

Theodore Teng President and Chief Operating Officer	2003 2002 2001	$ $ $	544,301 542,100 525,384	$ $ $	462,656 81,645 795,000	(13)	$ $ $	82,911 — —	$ $ $	— 580,000 1,522,500	(11) (14)	— — —		$ $ $	111,111 576,136 578,150	(10) (12) (15)

Richard A. Smith Executive Vice President— Chief Financial Officer	2003 2002 2001	$ $ $	444,425 366,154 341,921	$ $ $	378,251 141,750 517,500	(19)	$ $ $	— — —	$ $ $	— 116,000 1,418,000	(17) (20)	— — —		$ $ $	4,756 6,098 6,098	(16) (18) (21)

Joseph Champ Executive Vice President— Business Development and Chief Investment Officer	2003 2002 2001	$ $ $	360,801 359,138 275,959	$ $ $	306,681 54,120 624,167	(25)	$ $ $	19,881 — —	$ $ $	— 319,000 567,000	(23) (26)	— — 550,000	(27)	$ $ $	60,135 98,229 170,349	(22) (24) (28)

Mark Solls Executive Vice President— General Counsel and Chief Legal Officer	2003 2002	$ $	350,002 87,500	$ $	297,501 88,472		$ $	— —	$ $	— 238,000	(30)	— —		$ $	581 —	(29)

(1)	No perquisites paid to named executive officers in 2001, 2002, or 2003 exceeded the lesser of $50,000 or 10% of the total annual base salary and bonus disclosed in this table for the respective officers. The amounts listed represent reimbursement of taxes with respect to the debt forgiveness disclosed in “All Other Compensation.” For the years 2001 and 2002, the amounts paid with respect to reimbursement of taxes were disclosed as “All Other Compensation.”
(2)	As of December 31, 2003, the aggregate value of outstanding restricted stock and restricted stock units held by named executive officers was as follows: Mr. Kleisner - $1,608,838; Mr. Teng - $1,172,500; Mr. Smith - $871,000; Mr. Champ - $502,500; Mr. Solls - $469,000.
(3)	Such amount includes $1,500,000 of a $2,000,000 retention bonus received by Mr. Kleisner in consideration of services to be provided through March 31, 2006. Mr. Kleisner is obligated to repay a pro rata portion of the retention bonus if, prior to March 31, 2006, Mr. Kleisner’s employment with us is terminated by Mr. Kleisner without “good reason” or by us for “cause.”
(4)	Such amount includes $3,810 of insurance premiums and $18,313 of imputed interest from a non-interest bearing note.
(5)	On January 7, 2002, we granted Mr. Kleisner 901,250 restricted units in exchange for the 901,250 options cancelled in January 2002. Each restricted unit entitles Mr. Kleisner to receive one share of our class A common stock upon the satisfaction of certain vesting requirements. The market value of the shares of our class A common stock underlying the restricted units on the date of grant was $.58 per share.
(6)	Such amount includes $10,294 of insurance premiums and $24,987 of imputed interest from a non-interest bearing note.

(7)	Such amount includes the retention bonus of $993,000 received by Mr. Kleisner in connection with our payment of retention bonuses to certain of our employees in December 2001. Each such employee was obligated to repay the retention bonus if, prior to January 1, 2003, the employee’s employment with us was terminated by the employee without “good reason” or by us for “cause.”
(8)	On April 12, 2001, we awarded 1,500,000 restricted units to Mr. Kleisner. Each restricted unit entitles Mr. Kleisner to receive one share of our class A common stock upon the satisfaction of certain vesting requirements. The restricted units vest on the third, fourth and fifth anniversaries of the date of grant. The market value of the shares of our class A common stock underlying the restricted units on the date of grant was $2.03 per share.
(9)	Such amount includes $10,294 of insurance premiums and $26,875 of imputed interest from a non-interest bearing note.
(10)	Such amount represents debt forgiveness of $111,111.
(11)	On January 7, 2002, we granted Mr. Teng 1,000,000 restricted units in exchange for the 1,000,000 options cancelled in January 2002. Each restricted unit entitles Mr. Teng to receive one share of our class A common stock upon the satisfaction of certain vesting requirements. The restricted units vest on the third, fourth and fifth anniversaries of the date of grant. The market value of the shares of our class A common stock underlying the restricted units on the date of grant was $.58 per share.
(12)	Such amount includes $570,989 of debt forgiveness, including associated taxes, and $5,147 in insurance premiums.
(13)	Such amount includes the retention bonus of $530,000 received by Mr. Teng in connection with our payment of retention bonuses to certain of our employees in December 2001. Each such employee was obligated to repay the retention bonus if, prior to January 1, 2003, the employee’s employment with us was terminated by the employee without “good reason” or by us for “cause.”
(14)	On April 12, 2001, we awarded 750,000 restricted units to Mr. Teng. Each restricted unit entitles Mr. Teng to receive one share of our class A common stock upon the satisfaction of certain vesting requirements. The restricted units vest on the third, fourth and fifth anniversaries of the date of grant. The market value of the shares of our class A common stock underlying the restricted units on the date of grant was $2.03 per share.
(15)	Such amount includes $570,989 of debt forgiveness, including associated taxes, and $7,161 in insurance premiums.
(16)	Such amount includes $4,756 in insurance premiums.
(17)	On January 7, 2002, we granted Mr. Smith 200,000 restricted units. Each restricted unit entitles Mr. Smith to receive one share of our class A common stock upon the satisfaction of certain vesting requirements. The restricted units vest on the third, fourth and fifth anniversaries of the date of grant. The market value of the shares of our class A common stock underlying the restricted units on the date of grant was $.58 per share.
(18)	Such amount includes $6,098 of insurance premiums.
(19)	Such amount includes the retention bonus of $345,000 received by Mr. Smith in connection with our payment of retention bonuses to certain of our employees in December 2001. Each such employee was obligated to repay the retention bonus if, prior to January 1, 2003, the employee’s employment with us was terminated by the employee without “good reason” or by us for “cause.”
(20)	On April 12, 2001, we awarded 600,000 restricted units to Mr. Smith. Each restricted unit entitles Mr. Smith to receive one share of our class A common stock upon the satisfaction of certain vesting requirements. The restricted units vest on the third, fourth and fifth anniversaries of the date of grant. The market value of the shares of our class A common stock underlying the restricted units on the date of grant was $2.03 per share. In addition, on December 19, 2001, we granted Mr. Smith 500,000 restricted units in exchange for 500,000 options cancelled in January 2002. Each restricted unit entitles Mr. Smith to receive one share of our class A common stock upon the satisfaction of certain vesting requirements. The restricted units vest on the third, fourth and fifth anniversaries of the date of grant. The market value of the shares of our class A common stock underlying the restricted units on the date of grant was $.40 per share.
(21)	Such amount includes $6,098 of insurance premiums.

(22)	Such amount includes $4,815 of insurance premiums, $5,320 of imputed interest from a non-interest bearing note, and $50,000 of debt forgiveness.
(23)	On January 7, 2002, we granted Mr. Champ 550,000 restricted units in exchange for the 550,000 options cancelled in January 2002. Each restricted unit entitles Mr. Champ to receive one share of our class A common stock upon the satisfaction of certain vesting requirements. The restricted units vest on the third, fourth and fifth anniversaries of the date of grant. The market value of the shares of our class A common stock underlying the restricted units on the date of grant was $.58 per share.
(24)	Such amount includes $84,818 of debt forgiveness, including associated taxes, $8,596 of imputed interest from a non-interest bearing note and $4,815 of insurance premiums.
(25)	Such amount includes the retention bonus of $350,000 received by Mr. Champ in connection with our payment of retention bonuses to certain of our employees in December 2001. Each such employee was obligated to repay the retention bonus if, prior to January 1, 2003, the employee’s employment with us was terminated by the employee without “good reason” or by us for “cause.”
(26)	On March 19, 2001, we awarded 150,000 restricted units to Mr. Champ. Each restricted unit entitles Mr. Champ to receive one share of our class A common stock upon the satisfaction of certain vesting requirements. The restricted units vest on the first, second and third anniversaries of the date of grant. The market value of the shares of our class A common stock underlying the restricted units on the date of grant was $1.75 per share. In addition, on April 12, 2001, we awarded 150,000 restricted units to Mr. Champ. Each restricted unit entitles Mr. Champ to receive one share of our class A common stock upon the satisfaction of certain vesting requirements. The restricted units vest on the third, fourth and fifth anniversaries of the date of grant. The market value of the shares of our class A common stock underlying the restricted units on the date of grant was $2.03 per share.
(27)	On March 19, 2001, we granted non-qualified options to purchase an aggregate of 550,000 shares of our class A common stock to Mr. Champ. These options were cancelled in January 2002, as discussed in footnote (23) above.
(28)	Such amount includes a $156,355 relocation allowance and $13,995 in imputed interest on a non-interest bearing note.
(29)	Such amount includes $581 of life insurance premiums.
(30)	On September 30, 2002, we granted Mr. Solls 700,000 restricted units. Each restricted unit entitles Mr. Solls to receive one share of our class A common stock upon the satisfaction of certain vesting requirements. The restricted units vest on the third, fourth and fifth anniversaries of the date of grant. The market value of the shares of our class A common stock underlying the restricted units on the date of grant was $.34 per share.

The following table sets forth certain information concerning options exercised in 2003 by the named executive officers and all unexercised options held by the named executive officers as of December 31, 2003.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

	Shares Acquired on Exercise(#)	Value Realized($)	Number of Unexercised Options at Fiscal Year-End(#)		Value of Unexercised In-the-Money Options at Fiscal Year-End
			Exercisable(1)	Unexercisable(1)	Exercisable(1)	Unexercisable(1)
Fred J. Kleisner	—	$—	880,000	220,000	—	—
Theodore Teng	—	$—	—	—	—	—
Richard A. Smith	—	$—	100,000	25,000	—	—
Joseph Champ	—	$—			—	—
Mark Solls	—	$—	—	—	—	—

(1)	None of the unexercised options are in-the-money.

Employment Agreements, Termination of Employment and Change-in-Control Arrangements

The following is a summary of certain of the terms and conditions contained in the employment agreements between us and each of our named executive officers.

Fred J. Kleisner.    Pursuant to his current employment agreement dated as of March 27, 2000, as amended from time to time, Mr. Kleisner agreed to serve as our Chief Executive Officer and President for a term of five years beginning on March 27, 2000. In October 2000, Mr. Kleisner relinquished his position as President and assumed the additional title of Chairman of the Board. Beginning on the third anniversary of the employment agreement and continuing every subsequent odd-numbered year, the employment agreement will automatically be extended for successive two-year periods unless otherwise terminated by us or Mr. Kleisner. Mr. Kleisner’s initial annual base salary was $624,000. During the term of the agreement, Mr. Kleisner’s base salary is redetermined annually by our board of directors. The salary, as redetermined, cannot be less than Mr. Kleisner’s salary for the prior fiscal year. Mr. Kleisner is eligible to receive incentive compensation as determined by our board of directors in an amount of up to three times his then current base salary. Under the terms of the agreement, we are obligated to pay Mr. Kleisner certain minimum amounts of incentive compensation in fiscal years 2003, 2004, 2005 and 2006. As compensation for the services to be provided by Mr. Kleisner from April 1, 2003 to March 31, 2006, we also agreed to pay him a retention bonus in the amount of $2,000,000, the final $500,000 of which was paid on January 1, 2004. Mr. Kleisner is obligated to repay the retention bonus if, prior to March 31, 2006, Mr. Kleisner’s employment with us is terminated by Mr. Kleisner without “good reason” or by us for “cause.” Additionally, in conjunction with the execution of Mr. Kleisner’s employment agreement, on March 27, 2000 we agreed to loan Mr. Kleisner certain amounts pursuant to a master note. No amounts are currently outstanding under the master note.

Upon a termination of his employment due to Mr. Kleisner’s death or disability, we will pay all accrued and unpaid base salary, incentive compensation and pro rated incentive compensation for the year in which the termination occurs. We will also pay any unpaid amount of Mr. Kleisner’s retention bonus. In addition, all unvested stock options and stock-based grants will immediately vest and will be exercisable for the remaining option term. Additionally, we will pay health insurance premiums for five years for Mr. Kleisner’s spouse and other dependents upon a termination due to his death and for two years for Mr. Kleisner, his spouse and other dependents upon his termination due to his disability.

If Mr. Kleisner terminates his employment for “good reason,” or if we terminate his employment without “cause,” we will pay Mr. Kleisner all accrued and unpaid base salary, incentive compensation and pro rated incentive compensation for the year in which the termination occurs. We will also pay any unpaid amount of Mr. Kleisner’s retention bonus. In addition, all unvested stock options and stock-based grants will immediately vest and will be exercisable for a period of three years or the remaining option term, whichever is shorter. In addition, we will pay Mr. Kleisner a severance payment in accordance with our then current severance policies. At a minimum, Mr. Kleisner will be entitled to receive a severance payment equal to the greater of (a) $3,000,000 or (b) three times the sum of his “applicable base salary” (as determined in accordance with Mr. Kleisner’s employment agreement) and “average incentive compensation” (as determined in accordance with Mr. Kleisner’s employment agreement). Additionally, we will pay health insurance premiums for three years for Mr. Kleisner, his spouse and other dependents. Also, for a period of three years, we will provide Mr. Kleisner with an office and related facilities and an assistant at a location of his choosing. For a period of one year, we will pay the cost of executive placement services for Mr. Kleisner.

If a “change in control,” as defined in Mr. Kleisner’s employment agreement, occurs and Mr. Kleisner’s employment with us is terminated for any reason other than his death or disability or by Mr. Kleisner without “good reason” within 90 days prior to or 18 months after the change in control, in lieu of the severance payment discussed above, we must pay Mr. Kleisner (i) the greater of the severance payment discussed above or $4,000,000 plus (ii) a gross-up amount with respect to excise taxes on “excess parachute payments” under Section 280G of the Internal Revenue Code. In addition, upon a change in control, all stock options and other stock-based grants to Mr. Kleisner, other than the restricted unit award granted to Mr. Kleisner on April 12, 2001

(which will continue to vest in accordance with the terms of the applicable restricted unit award agreement), will immediately vest and become exercisable, whereupon at any time during the option term (but not to exceed five years after the change in control), Mr. Kleisner or his estate may require us to, among other things, purchase his 1999 option covering 1,100,000 shares of our class A common stock for $2,748,350 in cash and purchase each of his 901,250 restricted units, which he received in January 2002, for $2.4985 per unit in cash. In addition, we will also loan Mr. Kleisner all funds due by him for income taxes with respect to the foregoing stock option and restricted unit award treatment.

Theodore Teng.    We are party to an employment agreement with Mr. Teng, dated April 12, 2000, as amended from time to time, pursuant to which Mr. Teng has agreed to serve as our Chief Operating Officer for a term of three years, which term will automatically be extended for successive one-year periods unless otherwise terminated. In October 2000, Mr. Teng assumed the additional title of President. Mr. Teng’s initial annual base salary was $500,000. During the term of the agreement, Mr. Teng’s base salary is redetermined annually by our board of directors. Mr. Teng is eligible to receive incentive compensation as determined by our board of directors in an amount of up to two times his then current base salary.

Upon a termination of his employment due to Mr. Teng’s death or disability, we will pay all accrued and unpaid base salary, incentive compensation and pro rated incentive compensation for the year in which the termination occurs. Additionally, we will pay health insurance premiums for one year for Mr. Teng, his spouse and other dependents.

If Mr. Teng terminates his employment for “good reason” or we terminate his employment without “cause,” we will pay Mr. Teng all accrued and unpaid base salary, incentive compensation and pro rated incentive compensation for the year in which the termination occurs. In addition, we will pay Mr. Teng a severance amount equal to the sum of his average base salary and average incentive compensation payable for the remaining term of employment or 24 months, whichever is longer, subject to certain setoffs. Additionally, we will pay health insurance premiums for one year for Mr. Teng, his spouse and other dependents.

If a “change in control,” as defined in Mr. Teng’s employment agreement, occurs and Mr. Teng’s employment is terminated by us without “cause” or by Mr. Teng for “good reason” within 18 months after such change in control, we will pay the severance amount discussed above in equal installments over a period of 24 months and all stock options and other stock-based awards, other than the restricted unit award granted to Mr. Teng on April 12, 2001 (which will vest in accordance with the terms of the applicable restricted unit award agreement), will immediately vest and become exercisable for a period of 360 days, during which period Mr. Teng or his estate may make a one-time election and require us to, among other things, purchase each of his 1,000,000 restricted units, which he received in January 2002, for $3.85 per unit in cash. We will also pay health insurance premiums for Mr. Teng, his spouse and other dependents for one year. In addition, we will provide Mr. Teng with a tax gross-up payment with respect to excise taxes.

Richard Smith.    We are party to an employment agreement with Mr. Smith, effective April 10, 2000, as amended from time to time, pursuant to which Mr. Smith has agreed to serve as our Executive Vice President-Chief Financial Officer for a term of three years, which term will automatically be extended for successive one-year periods unless otherwise terminated. Mr. Smith’s initial annual base salary was $325,000. During the term of the agreement, Mr. Smith’s base salary is redetermined annually by our board of directors. Mr. Smith is eligible to receive incentive compensation as determined by our board of directors in an amount of up to one and one-half times his then current base salary.

Upon a termination of employment due to Mr. Smith’s death or disability, we will pay all accrued and unpaid base salary, incentive compensation and pro rated incentive compensation for the year in which the termination occurs. Additionally, we will pay health insurance premiums for one year for Mr. Smith, his spouse and other dependents.

If Mr. Smith terminates his employment for “good reason” or we terminate his employment without “cause,” we will pay Mr. Smith all accrued and unpaid base salary, incentive compensation and pro rated incentive compensation for the year in which the termination occurs. In addition, we will pay Mr. Smith a severance amount equal to the sum of his average base salary and average incentive compensation payable for the remaining term of employment or 24 months, whichever is longer, subject to certain setoffs. Additionally, we will pay health insurance premiums for one year for Mr. Smith, his spouse and other dependents.

If a “change in control,” as defined in Mr. Smith’s employment agreement, occurs and Mr. Smith’s employment is terminated by us without “cause” or by Mr. Smith for “good reason” within 18 months after such change in control, we will pay the severance amount discussed above in equal installments over a period of 24 months and all stock options and other stock-based awards, other than the restricted unit award granted to Mr. Smith on April 12, 2001 (which will vest in accordance with the terms of the applicable restricted unit award agreement), will vest and become exercisable 180 days following the date of the change in control and such stock options and other stock awards shall be exercisable for 360 days following the date of termination. Also, we will pay health insurance premiums for Mr. Smith, his spouse and other dependents for one year. In addition, we will provide Mr. Smith with a tax gross-up payment with respect to excise taxes.

Joseph Champ.    We are party to an employment agreement with Mr. Champ, dated March 19, 2001, as amended from time to time, pursuant to which Mr. Champ has agreed to serve as our Executive Vice President- Business Development and Chief Investment Officer for a term of three years, which term will automatically be extended for successive one-year periods unless otherwise terminated. Mr. Champ’s initial annual base salary was $350,000. During the term of the agreement, Mr. Champ’s base salary is redetermined annually by our board of directors. Mr. Champ is eligible to receive incentive compensation as determined by our board of directors in an amount of up to one and one-half times his then current base salary.

Upon a termination of his employment due to Mr. Champ’s death or disability, we will pay all accrued and unpaid base salary, incentive compensation and pro rated incentive compensation for the year in which the termination occurs. Additionally, we will pay health insurance premiums for one year for Mr. Champ, his spouse and other dependents.

If Mr. Champ terminates his employment for “good reason” or we terminate his employment without “cause,” we will pay Mr. Champ all accrued and unpaid base salary, incentive compensation and pro rated incentive compensation for the year in which the termination occurs. In addition, we will pay Mr. Champ a severance amount equal to the sum of his average base salary and average incentive compensation payable for the remaining term of employment or 24 months, whichever is longer, subject to certain setoffs. Additionally, we will pay health insurance premiums for one year for Mr. Champ, his spouse and other dependents.

If a “change in control,” as defined in Mr. Champ’s employment agreement, occurs and Mr. Champ’s employment is terminated by us without “cause” or by Mr. Champ for “good reason” within 18 months after such change in control, we will pay the severance amount discussed above in equal installments over a period of 24 months and all stock options and other stock-based awards, other than the restricted unit award granted to Mr. Champ on April 12, 2001 (which will vest in accordance with the terms of the applicable restricted unit award agreement), will immediately vest and become exercisable for a period of 360 days, during which period Mr. Champ or his estate may make a one-time election and require us to, among other things, purchase each of his 550,000 restricted units, which he received in January 2002, for $3.84 per unit in cash. We will also pay health insurance premiums for Mr. Champ, his spouse and other dependents for one year. In addition, we will provide Mr. Champ with a tax gross-up payment with respect to excise taxes. Also, upon a change in control, we will forgive the then remaining balance of the recourse promissory note discussed in the next paragraph.

In conjunction with the execution of Mr. Champ’s employment agreement, we loaned Mr. Champ $250,000 evidenced by a promissory note that is recourse to Mr. Champ, bears no interest and is payable on the earlier of March 19, 2006 or the date Mr. Champ’s employment with us is terminated by us with “cause” or by Mr. Champ for other than “good reason.” In addition, subject to Mr. Champ’s continued employment with us, we have agreed to forgive the principal amount of the recourse promissory note in equal annual installments over a five-year period.

Mark Solls.    We are party to an employment agreement with Mr. Solls, dated September 17, 2002, as amended from time to time, pursuant to which Mr. Solls has agreed to serve as our Executive Vice President – General Counsel and Chief Legal Officer for a term of three years, which term will automatically be extended for successive one-year periods unless otherwise terminated. Mr. Solls’ initial annual base salary was $350,000. During the term of the agreement, Mr. Solls’ base salary is redetermined annually by our board of directors. Mr. Solls is eligible to receive incentive compensation as determined by our board of directors in an amount of up to one and one-half times his then current base salary.

Upon a termination of his employment due to Mr. Solls’ death or disability, we will pay all accrued and unpaid base salary, incentive compensation and pro rated incentive compensation for the year in which the termination occurs. Additionally, we will pay health insurance premiums for one year for Mr. Solls, his spouse and other dependents.

If Mr. Solls terminates his employment for “good reason” or we terminate his employment without “cause,” we will pay Mr. Solls all accrued and unpaid base salary, incentive compensation and pro rated incentive compensation for the year in which the termination occurs. In addition, we will pay Mr. Solls a severance amount equal to the sum of his average base salary and average incentive compensation payable for the remaining term of employment or 24 months, whichever is longer, subject to certain setoffs. Additionally, we will pay health insurance premiums for one year for Mr. Solls, his spouse and other dependents.

If a “change in control,” as defined in Mr. Solls’ employment agreement, occurs and Mr. Solls’ employment is terminated by us without “cause” or by Mr. Solls for “good reason” within 18 months after such change in control, we will pay the severance amount discussed above in equal installments over a period of 24 months. We will also pay health insurance premiums for Mr. Solls, his spouse and other dependents for one year. In addition, we will provide Mr. Solls with a tax gross-up payment with respect to excise taxes.

Report of the Compensation Committee on Executive Compensation

This compensation committee report relates to compensation decisions made by us, the compensation committee of Wyndham’s board of directors. This compensation committee report will not be deemed to be incorporated by reference by any general statement incorporating this proxy statement by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, the (“Exchange Act”), except to the extent that Wyndham specifically incorporates this information by reference. This compensation committee report will not otherwise be deemed to be filed under such laws.

Objectives of Executive Compensation.    Wyndham’s executive compensation program is intended to attract, motivate and retain key executives who are capable of leading Wyndham effectively and continuing its long-term growth. The compensation program for executives is comprised of base salary, annual incentives and long-term incentive awards. Base salary is targeted to be within a reasonable range of compensation for comparable companies and for comparable levels of expertise by executives. Annual incentives are based upon the achievement of one or more performance goals. Wyndham uses stock options, restricted unit awards and other equity based compensation in its long-term incentive programs.

Compensation Committee Procedures.    We establish the general compensation policies of Wyndham and implement and monitor its compensation and incentive plans and policies. Our committee is composed of five directors, none of whom is currently an officer or an employee of Wyndham. Final compensation determinations for each fiscal year are generally made after the end of the fiscal year, after audited financial statements for such year become available. At that time, bonuses, if any, are determined for the past year’s performance, base salaries for the following fiscal year are set and long-term incentives, if any, are granted.

We targeted annual base compensation for our senior executives to be at the 50th percentile of comparable companies and annual incentive and long-term compensation to be at the 75th percentile of comparable companies. In setting base salary and determining annual incentive and long-term incentive awards, we also review recommendations by Mr. Kleisner for executive officers other than himself.

We also review data contained in published surveys on executive compensation. The compensation committee based its decisions regarding base salary for the year ended December 31, 2003, in part, upon its review of such data. In general, the 2003 base salary for most Wyndham executives was slightly above the median base salary for comparable companies.

Members of our committee consult periodically by telephone prior to meetings at which we make compensation decisions. In addition, we exercise our independent discretion in determining the compensation of Wyndham’s executive officers. Each element of executive compensation, as well as the compensation of Wyndham’s Chief Executive Officer, is discussed separately below.

Base Salary.    Base salaries are a fixed component of total compensation and do not relate to Wyndham’s performance. Base salaries are determined by us after reviewing the salaries paid by hospitality companies of similar size and performance. For 2003, the average base salary did not increase.

Annual Incentives.    Annual incentives are provided in the form of cash bonuses. Annual incentives are designed to reward executives and management for Wyndham’s annual growth and achievement and are therefore generally tied to Wyndham’s performance. We generally award cash bonuses to those executives who meet established goals, with the amount of the award based upon each executive’s base salary and the level to which such executive’s performance met and exceeded the established goal. The maximum annual incentive compensation for executives ranges from 50 percent to 300 percent of annual base salary. For the three top senior executives, the goal for bonus is three-fold: EBITDA targets, total return to stockholders and individual performance. Although financial objectives were not met for 2003, we determined to award bonuses to the three top senior executives equal to between 85% to 150% percent of their current base salary. This ranges from 43 percent to 50 percent of the maximum bonus for which each such executive was eligible based on their individual performances. For executives in hotel operations, the goal for bonus is two-fold: EBITDA targets and individual performance. Although EBITDA targets were not met, we determined to award reduced bonuses in recognition of superior individual performances. Executives in hotel operations with the title Senior Corporate Vice President and above who received superior ratings from their immediate supervisors received bonuses equal to 43 percent of the maximum bonus for which each such executive was eligible. For executives in corporate operations, the goal for bonus is two-fold: EBITDA targets and total return to stockholders. Although financial objectives were not met for 2003, we determined to award bonuses based on individual performances. Executives in corporate operations with the title of Senior Vice President and above who received superior ratings from their immediate supervisors received bonuses equal to 43 percent of the maximum bonus for which each such executive was eligible.

Long-term Incentives.    Long-term incentives are provided through the grant of stock options and restricted unit awards. These grants are designed to align the interests of Wyndham’s executives with its long-term goals and the interests of its stockholders as well as to encourage high levels of stock ownership among its executives. Wyndham has a broad-based stock option award program that generally is granted annually to all employees with the title “General Manager” and above. These annual option grants vest over three years. In addition, new executives who enter into employment agreements with Wyndham are eligible to receive a one-time initial option grant that vests over four years and may receive restricted unit awards that vest over several years. Executives who are marked as high potential and key to the long-term growth of Wyndham may also receive a Chairman’s award that entitles them to receive a special option award. Both the one-time initial option grants and the Chairman’s awards are more generous in size than the annual option grants.

Compensation of Chief Executive Officer.    We set Mr. Kleisner’s base salary for the year ended December 31, 2003 at or around the median base salary for chief executive officers of comparable companies. Mr. Kleisner’s 2003 base salary was $683,500. For 2003, we awarded Mr. Kleisner a cash bonus of $1,020,638 (equal to 50 percent of the maximum bonus for which Mr. Kleisner was eligible). This cash bonus was awarded in recognition of Mr. Kleisner’s individual performance in leading Wyndham during a difficult year.

Tax Considerations.    Our executive compensation strategy is designed to be cost-effective and tax-effective. Therefore, our policies are, where possible and considered appropriate, to preserve corporate tax deductions, including the deductibility of compensation paid to named executive officers pursuant to Section 162(m) of the Internal Revenue Code, while maintaining the flexibility to approve compensation arrangements that we deem to be in the best interests of Wyndham and its stockholders, but which may not always qualify for full tax deductibility.

Submitted by the compensation committee

Scott A. Schoen, Chairman

Leonard Boxer

Adela Cepeda

Marc J. Rowan

Sherwood M. Weiser

Compensation Committee Interlocks and Insider Participation

In 2003, the members of the compensation committee included Sherwood M. Weiser and Marc J. Rowan. Regulations of the Commission require the disclosure of any related party transaction with members of the compensation committee. During 2003, we received hotel management and service fees in the amount of approximately $156,814 from the Holiday Inn, Dayton Mall, in Dayton Ohio, a hotel in which Mr. Weiser holds an ownership interest. Mr. Rowan is one of the founding principals of Apollo Advisors, L.P., which, together with its affiliates, acts as the managing general partner of the Apollo Investment Funds, private securities investment funds. During 2003, we recognized hotel management, service and franchise fees in the aggregate amount of approximately $1,008,073 from hotels in which certain entities affiliated with the Apollo Investors hold an ownership interest. $332,403 of these fees related to the Wyndham Palm Springs, $266,174 related to the Wyndham St. Anthony, $295,398 related to The Harbor View Hotel – A Wyndham Luxury Resort and $114,098 related to Kelley House – A Wyndham Luxury Resort. In 2000, we entered into a time share agreement with Tempus Resorts International, Ltd., an entity affiliated with the Apollo Investors. The time share operates under the name Wyndham Vacation Club. During 2003, we recognized fees in the aggregate amount of $470,000. Pursuant to a securities purchase agreement, dated February 18, 1999, by and among us, the Apollo Investors and the other parties thereto, we must indemnify the Apollo Investors for any breach of the representations, warranties and covenants contained in the securities purchase agreement. As of the date of this proxy statement, most of the representations, warranties and covenants contained in the securities purchase agreement have expired. Our remaining indemnification obligations are subject to certain threshold amounts that must be surpassed before a claim for indemnification can be made. To the extent we must indemnify the Apollo Investors, the conversion price of our series B preferred stock will be reduced pursuant to the terms of the certificate of designation for our series B preferred stock, subject to certain enumerated exceptions.

Report of the Audit Committee

Our committee was established by Wyndham’s board of directors. As a committee, among other things, we:

•	oversee Wyndham’s financial reporting process on behalf of the board of directors,

•	make recommendations concerning the appointment of independent auditors,

•	review the activities and independence of the independent auditors,

•	review and discuss the audited financial statements with Wyndham’s management and the independent auditors,

•	discuss with the independent auditors their judgment about the quality, along with the appropriateness and acceptability, of Wyndham’s accounting principles, financial disclosures and underlying estimates,

•	review and discuss with Wyndham’s management and the independent auditors significant proposed changes in accounting principles and their impact on the financial statements, and

•	review with the independent auditors and Wyndham’s management the adequacy of Wyndham’s internal controls.

Wyndham’s management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling our oversight responsibilities, we reviewed the audited financial statements in Wyndham’s Annual Report on Form 10-K with management, including a discussion regarding the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

We reviewed with PricewaterhouseCoopers LLP, Wyndham’s independent auditors, who are responsible for expressing an opinion on the conformity of Wyndham’s audited financial statements with general accepted accounting principles, their judgments as to the quality, not just the acceptability, of Wyndham’s accounting principles and such other matters as are required to be discussed with us under generally accepted auditing standards, including Statement on Auditing Standards No. 61, as amended, modified or supplemented. In addition, we discussed with PricewaterhouseCoopers LLP their independence from Wyndham and its management, including the matters set forth in the written disclosures and letter required by the Independence Standards Board in Standard No. 1 (Independence Discussion with Audit Committee), as amended, modified or supplemented, which we received from PricewaterhouseCoopers LLP.

We discussed with the internal auditors and independent auditors the overall scope and plans for their respective audits. We met with the internal auditors and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Wyndham’s internal controls and the overall quality of Wyndham’s financial reporting. We held four meetings during 2003.

In reliance on the reviews and discussions referred to above, we recommended to the board of directors (and the board of directors approved such recommendation) that the audited financial statements be included in Wyndham’s Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. We and the board of directors have also recommended, subject to stockholder approval, the selection of PricewaterhouseCoopers LLP as Wyndham’s independent auditors for the year ending December 31, 2004. In making such recommendation to the board of directors, we considered whether the provision by PricewaterhouseCoopers LLP of services other than the annual audit and quarterly reviews is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

Submitted by the audit committee

Adela Cepeda, Chairperson

Marc A. Beilinson

Leonard Boxer

Paul Fribourg

Lawrence J. Ruisi*

*	Mr. Ruisi became a director of the Company in April 2004 and a member of the committee in May 2004 and, accordingly, did not participate as a member of the audit committee with respect to matters covered by the report.

STOCK PERFORMANCE GRAPH

The following graph provides a comparison of the cumulative total stockholder return assuming $100 was invested on December 31, 1998, assuming the reinvestment of any dividends, in each of the following: before June 30, 1999 paired shares of Wyndham International, Inc. and Patriot American Hospitality, Inc. and after June 30, 1999 shares of our class A common stock; the Standard & Poor’s Industry Group; and the Standard & Poor’s 500 Index.

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Wyndham International, Inc.	$100	$48.96	$29.17	$9.33	$3.83	$11.17
Standard & Poor’s Industry Group	$100	$88.87	$114.53	$108.80	$93.38	$130.43
Standard & Poor’s 500 Index	$100	$121.04	$110.02	$96.95	$75.52	$97.18

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

Except as otherwise noted, the following table sets forth certain information as of May 26, 2004 as to the security ownership of those persons owning of record or known to us to be the beneficial owner of more than five percent of our class A common stock or our series B preferred stock, each of our directors and named executive officers, and all of our directors and executive officers as a group. All share ownership amounts have been adjusted to give effect to a dividend on our series B preferred stock that was paid on March 31, 2004 in additional shares of our series B preferred stock due to our failure to pay cash dividends in such shares. So far as is known to us, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their names unless otherwise indicated. In accordance with applicable rules of the Commission, shares issuable within 60 days of May 26, 2004 upon the exercise of options, conversion of convertible securities or vesting of restricted unit awards that are not outstanding are deemed to be outstanding for the purpose of computing the percentage ownership of the persons beneficially owning such securities, but have not been deemed to be outstanding for the purpose of computing the percentage ownership of any other person. As of May 26, 2004, each share of series B preferred stock was convertible into 11.6414 shares of class A common stock.

	Class A Common Stock			Series B Preferred Stock
Beneficial Owner	Number of Shares		Percent of Class	Number of Shares		Percent of Class
Karim Alibhai	4,833,966	(1)	2.9%
Marc Beilinson	4,998	(2)	*
Leon D. Black	22,500	(3)	*
Leonard Boxer	308,172	(4)	*
Adela Cepeda	6,872	(5)	*
Joseph Champ	145,100		*
Milton Fine	3,139,939	(6)	1.9%
Paul Fribourg	67,500	(7)	*
Fred J. Kleisner	1,686,499	(8)	*
Thomas H. Lee	22,500	(9)	*	—	(10)	0
Alan M. Leventhal	22,500	(11)	*	—	(12)	0
William L. Mack	373,284	(13)	*
Lee S. Neibart	27,172	(14)	*
Marc J. Rowan	45,000	(15)	*
Rolf E. Ruhfus	2,893,771	(16)	1.7%
Lawrence Ruisi	1,874	(17)	*
Scott A. Schoen	45,000	(18)	*	—	(19)	0
Richard Smith	257,100	(20)	*
Mark Solls	0		0
Scott M. Sperling	22,500	(21)	*	—	(22)	0
Lynn Swann	147,500	(23)	*
Theodore Teng	545,274		*
Sherwood M. Weiser	404,350	(24)	*
All directors and executive officers as a group (27 persons)	15,934,472		9.3%
The PNC Financial Services Group, Inc., PNC Bancorp, Inc. and PNC Bank, National Association	9,438,902	(25)	5.6%
Investors	171,015,748		50.2%	14,690,307.688	(26)	100%
Apollo Investors	79,094,971		31.8%	6,794,283.385	(27)	46.3%
Beacon Investors	25,652,416		13.1%	2,203,550.763	(28)	15.0%
THL Investors	51,475,564		23.3%	4,421,767.501	(29)	30.1%
Chase Equity Associates, L.P.	4,275,394		2.5%	367,257.733	(30)	2.5%
CMS Investors	1,248,392		*	107,237.242	(31)	*
CKE Investors	171,006		*	14,689.430	(32)	*
PW Hotel I, LLC and PaineWebber Capital, Inc.	4,275,394		2.5%	367,257.733	(33)	2.5%
Guayacan Investors	171,006		*	14,689.430	(34)	*
Strategic Real Estate Investors	4,275,394		2.5%	367,257.733	(35)	2.5%
The Bonnybrook Trust, The Franklin Trust and The Dartmouth Trust	376,212		*	32,316.738	(36)	*

*	Less than 1%.

(1)	Includes options to purchase 30,000 shares of our class A common stock granted to Mr. Alibhai which are currently exercisable or will be exercisable within 60 days of May 26, 2004.
(2)	Includes options to purchase 4,998 shares of our class A common stock granted to Mr. Beilinson which are currently exercisable or will be exercisable within 60 days of May 26, 2004.
(3)	Includes options to purchase 22,500 shares of our class A common stock granted to Mr. Black which are currently exercisable or will be exercisable within 60 days of May 26, 2004. This amount does not include shares held by family trusts over which Mr. Black does not serve as trustee or by other family members, which we will collectively refer to as the “Black family trusts,” or the persons as described in note 27 below. Mr. Black disclaims beneficial ownership of all securities held by the Black family trusts and the persons described in note 27 below.
(4)	Includes options to purchase 125,433 shares of our class A common stock granted to Mr. Boxer which are currently exercisable or will be exercisable within 60 days of May 26, 2004 and 116,555 deferred unit awards of our class A common stock.
(5)	Includes options to purchase 6,872 shares of our class A common stock granted to Ms. Cepeda which are currently exercisable or will be exercisable within 60 days of May 26, 2004.
(6)	Includes 1,164,604 shares beneficially owned by the Milton Fine 1997 Charitable Remainder Unitrust; 1,159,619 shares beneficially owned by the Milton Fine 1998 Charitable Remainder Unitrust; and 787,104 shares beneficially owned by the Milton Fine Grantor Annuity Trust. This amount also includes options to purchase 22,500 shares of our class A common stock granted to Mr. Fine which are currently exercisable or will be exercisable within 60 days of May 26, 2004.
(7)	Includes options to purchase 67,500 shares of our class A common stock granted to Mr. Fribourg which are currently exercisable or will be exercisable within 60 days of May 26, 2004.
(8)	Includes options to purchase 880,000 shares of our class A common stock granted to Mr. Kleisner which are exercisable or will be exercisable within 60 days of May 26, 2004.
(9)	Includes options to purchase 22,500 shares of our class A common stock granted to Mr. Lee which are currently exercisable or will be exercisable within 60 days of May 26, 2004.
(10)	Does not include shares held by family trusts and shares held by Thomas H. Lee Equity Fund IV, L.P., Thomas H. Lee Foreign Fund IV, L.P., Thomas H. Lee Foreign Fund IV–B, L.P., Thomas H. Lee Charitable Investment Limited Partnership and AIF/THL PAH LLC, as described in note 29 below. Mr. Lee disclaims beneficial ownership of all such securities.
(11)	Includes options to purchase 22,500 shares of our class A common stock granted to Mr. Leventhal which are currently exercisable or will be exercisable within 60 days of May 26, 2004.
(12)	Does not include shares held by the persons described in note 28 below. Mr. Leventhal disclaims beneficial ownership of all such securities.
(13)	Includes options to purchase 22,500 shares of our class A common stock granted to Mr. Mack which are currently exercisable or will be exercisable within 60 days of May 26, 2004. This amount does not include shares held by family trusts over which Mr. Mack does not serve as trustee or by other family members, which we will collectively refer to as the “Mack family trusts,” or shares held by the persons described in note 27 below. Mr. Mack disclaims beneficial ownership of all securities held by the Mack family trusts and the persons described in note 27 below.
(14)	Includes options to purchase 22,500 shares of our class A common stock granted to Mr. Neibart which are currently exercisable or will be exercisable within 60 days of May 26, 2004. This amount does not include shares held by the persons described in note 27 below. Mr. Neibart disclaims beneficial ownership of all securities held by the persons described in note 27 below.
(15)	Includes options to purchase 45,000 shares of our class A common stock granted to Mr. Rowan which are currently exercisable or will be exercisable within 60 days of May 26, 2004.
(16)	Includes 74,953 shares held by Hotel Growth Partners, L.P. and options to purchase 22,500 shares of our class A common stock granted to Mr. Ruhfus which are currently exercisable or will be exercisable within 60 days of May 26, 2004.

(17)	Includes options to purchase 1,874 shares of our class A common stock granted to Mr. Ruisi which are currently exercisable or will be exercisable within 60 days of May 26, 2004.
(18)	Includes options to purchase 45,000 shares of our class A common stock granted to Mr. Schoen which are currently exercisable or will be exercisable within 60 days of May 26, 2004.
(19)	Does not include shares held by THL Equity Fund, THL Foreign Fund and THL Foreign Fund B, as described in note 29 below.
(20)	Includes options to purchase 100,000 shares of our class A common stock granted to Mr. Smith which are currently exercisable or will be exercisable within 60 days of May 26, 2004.
(21)	Includes options to purchase 22,500 shares of our class A common stock granted to Mr. Sperling which are currently exercisable or will be exercisable within 60 days of May 26, 2004.
(22)	Does not include shares held by THL Equity Fund, THL Foreign Fund and THL Foreign Fund B, as described in note 29 below.
(23)	Includes options to purchase 147,500 shares of our class A common stock granted to Mr. Swann which are currently exercisable or will be exercisable within 60 days of May 26, 2004.
(24)	Includes options to purchase 73,966 shares of our class A common stock granted to Mr. Weiser which are currently exercisable or will be exercisable within 60 days of May 26, 2004. The number of shares beneficially held by Mr. Weiser also includes 3,460 partnership units in Patriot American Hospitality Partnership, L.P. and Wyndham International Operating Partnership, L.P. held by SMW WLT, LLC and 6,443 partnership units in Patriot American Hospitality Partnership, L.P. and Wyndham International Operating Partnership, L.P. held by SMW GB, LLC and 17,161 partnership units in Patriot American Hospitality Partnership, L.P. and Wyndham International Operating Partnership, L.P. held by SMW SG, LLC.
(25)	Based on the Amendment No. 3 to Schedule 13G filed on February 10, 2004 by PNC Financial Services Group, Inc., PNC Bancorp, Inc. and PNC Bank, National Association. PNC Financial Services Group, Inc. and PNC Bank, National Association are located at One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707. PNC Bancorp, Inc. is located at 222 Delaware Avenue, Wilmington, Delaware 19801. According to the Amendment No. 3 to Schedule 13G, PNC Financial Services Group, Inc. is a holding company. PNC Bancorp, Inc. is a holding company and is a wholly-owned subsidiary of PNC Financial Service Group, Inc. PNC Bank, National Association is a bank and is a wholly-owned subsidiary of PNC Bancorp, Inc. According to the Amendment No. 3 to Schedule 13G, each of the foregoing entities has sole voting power with respect to 125,500 shares, has sole dispositive power with respect to 2,732,040 shares and shares dispositive power with respect to 6,607,462 shares.
(26)	On June 30, 1999, we issued shares of our series B preferred stock to a group of investors, which we will collectively refer to as the “Investors” for purposes of this proxy statement. All of the Investors are parties to a stockholders’ agreement, dated as of June 29, 1999, pursuant to which each of (i) Apollo Management IV, L.P. and Apollo Real Estate IV, L.P., and (ii) THL Equity Advisors IV, LLC, whom we will refer to as the “Lead Stockholders” for purposes of this proxy statement, have the right, for so long as the Investors are entitled to designate eight class B directors, to designate four directors to our board of directors. At such time as the Investors are entitled to designate fewer than eight class B directors, the right to designate will be allocated between the Lead Stockholders based on a formula. For so long as the stockholders’ agreement is in effect, each Investor has agreed to vote its shares of our class A common stock and our series B preferred stock in favor of the director nominees of the Lead Stockholders. Pursuant to the stockholders’ agreement, the Investors have also agreed to certain restrictions on the transfer of their shares of our series B preferred stock. By virtue of the stockholders’ agreement and the relationships among the Investors, the Investors may be deemed to constitute a “group” within the meaning of Rule 13d-5(b) under the Exchange Act. As a member of a group, each reporting person may be deemed to share voting and dispositive power with respect to, and therefore beneficially own, the shares beneficially owned by the members of the group as a whole. Each person or entity who has filed a Schedule 13D with respect to the shares expressly disclaims beneficial ownership of shares held by any other Investors and of shares held individually by certain directors or executive officers of certain Investors.
(27)

Consists of the following entities, which we will collectively refer to as the “Apollo Investors” for purposes of this proxy statement (with the number of shares of our series B preferred stock directly beneficially owned by such entity being indicated): Apollo Investment Fund IV, L.P., 3,746,037.640 shares; Apollo Overseas Partners IV, L.P.; Apollo Advisors IV, L.P.; Apollo Management IV, L.P.; Apollo Real Estate Investment Fund IV, L.P., 1,873,018.090 shares; Apollo Real Estate Advisors IV, L.P.; and AIF/THL PAH LLC, 1,175,227.655 shares. Apollo Advisors IV, L.P. is the general partner of Apollo Investment Fund IV, L.P. and Apollo Overseas Partners IV, L.P. Apollo Management IV, L.P. is the day-to-day manager of Apollo Investment Fund IV, L.P. and Apollo Overseas Partners IV, L.P. Apollo Real Estate Advisors IV, L.P. is the general partner of Apollo Real Estate Investment Fund IV, L.P. and an affiliate of Apollo Management IV, L.P. Apollo Management IV, L.P. and THL Equity Advisors IV, LLC serve as the managers of AIF/THL PAH LLC. They share voting and dispositive power with respect to 31.25% of the securities held by AIF/THL PAH LLC and Apollo Management IV, L.P. has the sole right to direct the voting and disposition of the remaining securities held by AIF/THL PAH LLC. By virtue of the relationships among the foregoing persons, each may be deemed to share voting and dispositive power with respect to the shares directly beneficially owned by them. The address of each of the foregoing persons is c/o Apollo Advisors IV, L.P., Two Manhattanville Road, Purchase, New York 10577. Messrs. Black, Mack and Neibart are founding principals of Apollo Real Estate Advisors IV, L.P., and Mr. Black is also a founding principal of Apollo Advisors IV, L.P. Each of Messrs. Black, Mack and Neibart expressly disclaims beneficial ownership of the shares held by the foregoing persons. The foregoing information is based on the Schedule 13D filed by the foregoing persons on July 13, 1999 (with share amounts adjusted to reflect subsequent stock dividends).

(28)	Consists of the following entities (with the number of shares of our series B preferred stock directly beneficially owned by such entity being indicated): Beacon Capital Partners, L.P.; BCP Voting Inc., as voting trustee for the Beacon Capital Partners Voting Trust, 2,203,550.763 shares; Beacon Capital Partners, Inc.; Beacon Lodging, Inc. Beacon Capital Partners, Inc. is the general partner of Beacon Capital Partners, L.P. BCP Voting, Inc. is a wholly-owned subsidiary of Beacon Capital Partners, Inc. Beacon Capital Partners, Inc. may be deemed the beneficial owner of the shares held by Beacon Capital Partners, L.P., BCP Voting, Inc. and Beacon Lodging, Inc. Each of Beacon Capital Partners, L.P., BCP Voting, Inc. and Beacon Lodging, Inc. has shared voting and shared dispositive power with respect to the shares directly owned by it, and Beacon Capital Partners, Inc. has shared voting and shared dispositive power with respect to the shares beneficially owned by it. Mr. Leventhal is Chairman of the Board and Chief Executive Officer of Beacon Capital Partners, Inc. and Messrs. Sperling and are directors of Beacon Capital Partners, Inc. and BCP Voting, Inc. The address of Beacon Capital Partners, L.P., BCP Voting, Inc., Beacon Capital Partners, Inc. and Beacon Lodging, Inc. is c/o Beacon Capital Partners Inc., 1 Federal Street, 26th Floor, Boston, Massachusetts 02110. The foregoing information is based on the Schedule 13D filed by the foregoing persons on July 13, 1999, as amended by Amendment No. 1 thereto filed on December 17, 1999 (with share amounts adjusted to reflect subsequent stock dividends).
(29)

Consists of the following entities and persons (with the number of shares of our series B preferred stock directly beneficially owned by such entity or person being indicated): Thomas H. Lee Equity Fund IV, L.P., 3,747,294.248 shares; Thomas H. Lee Foreign Fund IV, L.P., 127,291.162 shares; Thomas H. Lee Foreign Fund IV-B, L.P., 363,737.744 shares; THL Equity Advisors IV, LLC; Thomas H. Lee Charitable Investment Limited Partnership, 24,350.952 shares; Thomas H. Lee; and the following parties who are employed by or affiliated with employees of Thomas H. Lee Company: State Street Bank & Trust Company as Trustee of the 1997 Thomas H. Lee Nominee Trust, 56,856.930 shares; David V. Harkins, 13,099.161 shares; The 1995 Harkins Gift Trust, 1,467.477 shares; Scott A. Schoen, 10,923.909 shares; C. Hunter Boll, 10,923.909 shares; Sperling Family Limited Partnership, 10,923.909 shares; Anthony J. DiNovi, 10,923.909 shares; Thomas M. Hagerty, 10,923.909 shares; Warren C. Smith, Jr., 10,331.709 shares; Smith Family Limited Partnership, 592.188 shares; Seth W. Lawry, 4,551.263 shares; Kent R. Weldon, 3,040.429 shares; Terrence M. Mullen, 2,422.230 shares; Todd M. Abbrecht, 2,422.230 shares; Charles A. Brizius, 1,821.366 shares; Scott Jaeckel, 686.075 shares; Soren Oberg, 686.075 shares; Thomas R. Shepherd, 1,279.709 shares; Joseph J. Incandela, 639.851 shares; Wendy L. Masler, 293.199 shares; Andrew D. Flaster, 293.199 shares; Robert Schiff Lee 1988 Irrevocable Trust, 1,100.613 shares; Stephen Zachary Lee, 1,100.613 shares; Charles W. Robins as Custodian for Jesse Lee, 733.739 shares; Charles W. Robins, 293.199 shares; James Westra, 293.199 shares; Adam A. Abramson, 183.427 shares; Joanne

M. Ramos, 102.542 shares; and Wm. Matthew Kelley, 183.427 shares. The address of each of Thomas H. Lee Equity Fund IV, L.P., Thomas H. Lee Foreign Fund IV, L.P., Thomas H. Lee Foreign Fund IV–B, L.P., THL Equity Advisors IV, LLC, Thomas H. Lee Charitable Investment Limited Partnership and Thomas H. Lee is c/o Thomas H. Lee Company, 75 State Street, Suite 2600, Boston, Massachusetts 02109. Information with respect to AIF/THL PAH LLC is set forth in note 27 above. THL Equity Advisors IV, LLC is the general partner of Thomas H. Lee Equity Fund IV, L.P., Thomas H. Lee Foreign Fund IV, L.P. and Thomas H. Lee Foreign Fund IV–B, L.P. Thomas H. Lee is the general partner of Thomas H. Lee Charitable Investment Limited Partnership and the managing member of THL Equity Advisors IV, LLC. Each of Thomas H. Lee Equity Fund IV, L.P., Thomas H. Lee Foreign Fund IV, L.P., Thomas H. Lee Foreign Fund IV–B, L.P., Thomas H. Lee Charitable Investment Limited Partnership and the other persons set forth above has shared voting and shared dispositive power with respect to the shares held directly by such entity or person. In addition, Mr. David V. Harkins may be deemed to share voting and dispositive power over the shares held by the Harkins Gift Trust. The filing of the Schedule 13D is not an admission that Mr. Harkins is the beneficial owner of such shares. Mr. Warren C. Smith, Jr. may be deemed to share voting and dispositive power over the shares held by the Smith Family Limited Partnership. The filing of the Schedule 13D is not an admission that Mr. Smith is the beneficial owner of such shares. AIF/THL PAH LLC has shared voting and shared dispositive power with respect to the shares it directly owns. THL Equity Advisors IV, LLC may be deemed to share voting and dispositive power with respect to the shares owned directly by Thomas H. Lee Equity Fund IV, L.P., Thomas H. Lee Foreign Fund IV, L.P. and Thomas H. Lee Foreign Fund IV–B, L.P., and to share voting and dispositive power with respect to 1,175,227.655 of the shares directly owned by AIF/THL PAH LLC. The filing of the Schedule 13D is not an admission that THL Equity Advisors IV, LLC is the beneficial owner of any such shares. Mr. Thomas H. Lee may be deemed to share voting and dispositive power with respect to the shares beneficially owned by THL Equity Advisors IV, LLC and Thomas H. Lee Charitable Investment Limited Partnership. The filing of the Schedule 13D is not an admission that Mr. Lee is the beneficial owner of any such shares. Each of the foregoing persons expressly disclaims beneficial ownership of shares held by any other Investors or of shares held individually by certain directors or executive officers of certain of the Investors. The foregoing information is based on the Schedule 13D filed by the foregoing persons on July 12, 1999 (with share amounts adjusted to reflect subsequent stock dividends).

(30)	Based on Schedule 13D filed by Chase Equity Associates, L.P. on July 13, 1999, as amended by Amendment No. 1 thereto filed on February 14, 2000 (with share amount adjusted to reflect subsequent stock dividends). The address of Chase Equity Associates, L.P. is c/o Chase Capital Partners, 380 Madison Avenue, 12th Floor, New York, New York 10017.
(31)

Consists of the following entities (with the number of shares of our series B preferred stock directly beneficially owned by such entity indicated): CMS Co-Investment Subpartnership, 103,712.946 shares; CMS Diversified Partners, L.P., 3,524.296 shares; CMS Co-Investment Partners, L.P.; CMS Co-Investment Partners I-Q, L.P.; CMS Co-Investment Associates, L.P.; CMS 1997 Investment Partners, L.P.; CMS/DP Associates, L.P.; MSPS Co-Investment, Inc.; CMS 1997, Inc.; MSPS/DP, Inc.; and CMS 1995, Inc. CMS Co-Investment Subpartnership is a general partnership whose partners are CMS Co-Investment Partners, L.P. and CMS Co–Investment Partners I-Q, L.P. CMS Associates, L.P. and CMS 1997 Investment Partners, L.P. serve as the general partners of CMS Co-Investment Partners, L.P. and CMS Co-Investment Partners I-Q, L.P. The sole general partner of CMS Co–Investment Associates, L.P. is MSPS Co-Investment, Inc. and the sole general partner of CMS 1997 Investment Partners, L.P. is CMS 1997, Inc. The address of each of the foregoing persons is c/o CMS Affiliated Partnerships, Two Bala Plaza, 333 City Line Avenue, Suite 300, Bala Cynwyd, Pennsylvania 19004. CMS Co-Investment Subpartnership has sole voting and dispositive power with respect to the shares that it directly owns, but CMS Co-Investment Subpartnership, CMS Co-Investment, L.P., CMS Co–Investment I-Q, L.P., CMS Co–Investment Associates, L.P. and CMS 1997 Investment Partners, L.P. may be deemed to share voting and dispositive power with respect to such shares and the shares owned directly by CMS Diversified Partners, L.P. CMS Diversified Partners, L.P. has sole voting and dispositive power with respect to the shares that it directly owns, but CMS Diversified Partners, L.P., CMS/DP Associates, L.P. and CMS 1997 Investment Partners, L.P. may be deemed to share voting and dispositive power with respect to such shares and the shares owned directly by CMS Co-Investment Subpartnership. The foregoing information is based on the Schedule 13D filed by the foregoing persons on July 12, 1999 (with share amounts adjusted to reflect subsequent stock dividends).

(32)	Consists of the following entities and persons (with the number of shares of our series B preferred stock directly beneficially owned by such entity or person indicated): CKE Associates LLC, 14,689.430 shares; The Ovitz Family Limited Partnership; The Michael and Judy Ovitz Revocable Trust; and Michael S. Ovitz. The Ovitz Family Limited Partnership is the managing member of CKE Associates LLC and The Michael and Judy Ovitz Revocable Trust is the general partner of The Ovitz Family Limited Partnership. Mr. Ovitz and his wife, Judy L. Ovitz, serve as the trustees of The Michael and Judy Ovitz Revocable Trust. CKE Associates LLC has shared voting and dispositive power with respect to the shares directly owned by it and each of The Ovitz Family Limited Partnership, The Michael and Judy Ovitz Revocable Trust and Mr. Ovitz may be deemed to share voting and dispositive power with respect to such shares. The address of each of the foregoing persons is c/o Dreyer, Edmonds & Associates, 335 South Grand Avenue, Suite 4150, Los Angeles, California 90071. The foregoing is based on the Schedule 13D filed by the foregoing persons on July 13, 1999 (with share amounts adjusted to reflect subsequent stock dividends).
(33)	Based on the Schedule 13D filed on July 12, 1999 by PW Hotel I, LLC and PaineWebber Capital, Inc. (with share amounts adjusted to reflect subsequent stock dividends), each of whose address is 1285 Avenue of the Americas, New York, New York 10019. PW Hotel I, LLC has direct beneficial ownership of 367,257.733 shares of our series B preferred stock. PaineWebber Capital, Inc. is the managing member of PW Hotel I, LLC. PaineWebber Capital, Inc. and PW Hotel I, LLC share voting and dispositive power with respect to such shares.
(34)	Consists of the following entities and persons (with the number of shares of our series B preferred stock directly owned by such entity or person being indicated): Guayacan Private Equity Fund Limited Partnership, 14,689.430 shares; Advent-Morro Equity Partners, Inc.; Venture Management, Inc.; and Cyril L. Meduna. The general partner of Guayacan Private Equity Fund Limited Partnership is Advent–Morro Equity Partners, Inc., which is controlled by Venture Management, Inc., which in turn is wholly-owned by Mr. Meduna. By virtue of the relationship among these parties, each may be deemed to share beneficial ownership of the shares owned by Guayacan Private Equity Fund Limited. The address of each of the foregoing persons is c/o Advent-Morro Partners, Banco Popular Building, Suite 903, 206 Calle of PNC Bancorp, Inc. Tetuan, San Juan, Puerto Rico 00902. The foregoing information is based on the Schedule 13D filed by the foregoing persons on July 13, 1999 (with share amounts adjusted to reflect subsequent stock dividends).
(35)	Consists of the following entities (with the number of shares of our series B preferred stock directly beneficially owned by such entity being indicated): Strategic Real Estate Investments I, L.L.C., 367,257.733 shares; Lend Lease Real Estate Investments, Inc.; and Rosen Consulting Group, Inc. The address of Strategic Real Estate Investments, I, L.L.C. and Rosen Consulting Group, Inc. is 1995 University Avenue, Suite 550, Berkeley, California 94704, and the address of Lend Lease Real Estate Investments, Inc. is 3424 Peachtree Road, Suite 800, Atlanta, Georgia 30326. Strategic Real Estate Investments I, L.L.C. has shared voting and dispositive power with respect to the shares directly owned by it. Each of the foregoing persons expressly disclaims beneficial ownership of any shares not held directly by it. The foregoing share amount does not include 1,096,799 shares of our class A common stock that are managed by Lend Lease Rosen Real Estate Securities, Inc. for its clients. Mr. Kenneth T. Rosen, a Manager of Strategic Real Estate Investments I, L.L.C., is also Chief Executive Officer of Lend Lease Rosen Real Estate Securities, Inc. The foregoing information is based on the Schedule 13D filed by the foregoing persons on July 12, 1999 (with share amounts adjusted to reflect subsequent stock dividends).
(36)	Based on the Schedule 13D filed on July 14, 1999 by The Bonnybrook Trust, The Franklin Trust and The Dartmouth Trust (with share amounts adjusted to reflect subsequent stock dividends). The Bonnybrook Trust is the direct beneficial owner of 10,282.598 shares of our series B preferred stock; The Franklin Trust is the direct beneficial owner of 7,344.710 shares of our series B preferred stock; and The Dartmouth Trust is the direct beneficial owner of 14,689.430 shares of our series B preferred stock. The address of each of the foregoing persons is c/o The Beacon Companies, 2 Oliver Street, Boston, Massachusetts 02110. Alan M. Leventhal, one of our directors, is a trustee of each of the foregoing persons.

Effective June 30, 1999, we consummated a restructuring that included the purchase of shares of our series B preferred stock by the Investors. As of the record date, there were 14,690,307.688 shares of our series B preferred stock outstanding. The Investors are entitled to vote their shares of our series B preferred stock on all matters voted on by the holders of our capital stock, except that special rules apply in the case of the election of our directors as described elsewhere in this proxy statement. Each share of our series B preferred stock held by the Investors entitles the holder to cast the same number of votes as the holder would have been able to cast if its shares were converted into shares of our class B common stock. On this “as converted” basis, the Investors held as of the record date approximately 50.2% of the voting power of our capital stock. A portion of the dividends paid to the Investors on their series B preferred stock is paid in additional shares of series B preferred stock. In addition, pursuant to the terms of a waiver we received from the lenders under our senior credit facility and our increasing rate loans facility in September 2001 and due to certain restrictions contained in subsequent amendments to such facilities, we are prohibited from paying the cash portion of the dividends on our series B preferred stock. Consequently, since October 1, 2001, we have been accruing and paying on a quarterly basis additional dividends in shares of our series B preferred stock at the annual rate of 2% due to our failure to pay such cash dividends. Assuming we issue no other voting shares and assuming we continue to pay additional dividends in shares of our series B preferred stock as described above, the “as converted” voting power of the Investors would rise to approximately 53.7% by June 30, 2005.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Our board of directors, upon the recommendation of our audit committee, has appointed PricewaterhouseCoopers LLP, independent certified public accountants, as the independent auditors of our financial statements for the year ending December 31, 2004. PricewaterhouseCoopers LLP has acted as our auditors since August 19, 1999.

The fees billed to us by PricewaterhouseCoopers LLP for fiscal year 2003 were as follows:

Audit Fees.    PricewaterhouseCoopers LLP’s fees for its audit of our financial statements and its review of our quarterly financial statements were $1,690,276 for the year ended December 31, 2003 and $1,609,785 for the year ended December 31, 2002.

Audit-Related Fees.    PricewaterhouseCoopers LLP’s fees for certain assurance and related services that were reasonably related to the performance of its audit and its reviews of our financial statements were $232,946 for the year ended December 31, 2003 and $633,615 for the year ended December 31, 2002. Such audit-related fees arose primarily from debt and regulatory audits of our individual entities.

Tax Fees.    PricewaterhouseCoopers LLP’s fees for tax compliance, tax advice, tax planning and audit assistance were $418,631 for the year ended December 31, 2003 and $323,699 for the year ended December 31, 2002. The nature of the services comprising tax fees disclosed under this category include the compliance for subsidiaries formed in the United Kingdom, tax advice regarding potential transactions and advice related to Inland Revenue reviews of certain tax returns.

All Other Fees.    PricewaterhouseCoopers LLP’s fees for professional fees related to insurance reimbursement for the events of the September 11, 2001 terrorist attacks were $49,754 for the year ended December 31, 2003 and $181,130 for December 31, 2002.

One hundred percent of all audit, audit-related, tax and other services performed by PricewaterhouseCoopers LLP in 2003 were pre-approved by the audit committee, which concluded that the provision of such services by PricewaterhouseCoopers LLP was compatible with the maintenance of the firm’s independence in the conduct of its auditing functions. The audit committee has also determined that certain audit-related, tax and other services can be provided by the Company’s independent auditors without impairing the independence of the auditors and has adopted an Audit Committee Pre-Approval Policy to provide procedures for the pre-approval of such services by the committee. The policy provides, among other things, for the audit committee’s general pre-approval annually of audit services and certain audit-related, tax compliance and other services by the Company’s independent auditors, and all anticipated fees for such services outside the scope of the annual general pre-approval. The policy also requires that the audit committee specifically pre-approve any engagement of the independent auditors for which the anticipated fee is expected to exceed certain pre-established thresholds. The policy allows the audit committee to delegate to one or more of its members pre-approval authority.

Our board of directors has decided to afford our stockholders the opportunity to express their opinions on the matter of our auditors, and, accordingly, is submitting to our stockholders at the annual meeting a proposal to ratify the appointment by our board of directors of PricewaterhouseCoopers LLP. If a majority of the votes represented by the shares of our class A common stock and our series B preferred stock present, in person or by proxy, and entitled to vote on this proposal are not voted in favor of the ratification of the appointment of PricewaterhouseCoopers LLP, our board of directors will interpret this as an instruction to seek other auditors. Our board of directors recommends that you vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors.

It is expected that representatives of PricewaterhouseCoopers LLP will be present at the annual meeting and will be available to respond to appropriate questions. These representatives will be given an opportunity to make a statement if they desire to do so.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Crow Family Members

From January 1 through May 27, 2003, we recognized as revenue hotel management and service fees in the aggregate amount of approximately $652,453 from the partnerships owning the hotels listed below. Various descendants of Mr. and Mrs. Trammell Crow and various corporations, partnerships, trusts and other entities beneficially owned or controlled by such descendants hold an ownership interest in each of these hotels. We will refer to these descendants as the “Crow family members” in this proxy statement. We received these payments as reimbursements for certain administrative, tax, legal, accounting, finance, risk management, sales and marketing services that we provided to these hotels. The Crow family members’ beneficial ownership level decreased to below 5% of the outstanding shares of our class A common stock on May 27, 2003, and remains below 5% of the outstanding shares of our class A common stock.

Hotel Partnership	Hotel	January 1 - May 27, 2003 Aggregate Management and Service Fees
Amgreen-Heritage Hotel Partnership, Ltd.	Wyndham Garden Hotel-Orange County	$182,500
Waterfront-Hotel Associates, S.E.	Wyndham Old San Juan	$469,953

Prior to 1996, certain of our former senior executive officers incurred indebtedness to Wyndham Finance Limited Partnership, or WFLP, a partnership owned by the Crow family members. In 1996, we acquired these loans and the related promissory notes, executed by the former senior executive officers, from WFLP. Such promissory notes, which are payable to us, accrue interest at 6% per annum and are secured by the pledge of shares of our class A common stock held by the note obligor. As part of these former senior executive officers’ amended employment agreements and separation agreements, the maturity dates of these notes were extended to dates ranging from July 31, 2004 through April 19, 2006. As of May 27, 2003, these promissory notes had an aggregate outstanding balance of approximately $18,100,000 including accrued interest.

As of May 27, 2003, Wynright Insurance, an entity owned by the Crow family members, owed us approximately $1,358,000.

In August 2000, we amended our management agreement for the Wyndham Anatole Hotel, which is owned by a limited partnership owned by the Crow family members. This amendment, among other things, extended the termination date of the management agreement to August 31, 2020. In consideration for this amendment, we paid $67,000,000 to the hotel owner and agreed to make certain other loans, investments and financial accommodations for the benefit of the hotel owner and the hotel. These other loans, investments and financial accommodations included:

•	extending the maturity date of a $10,000,000 loan that we made to the hotel owner in 1997 from May 9, 2004 to the date that is 180 days after the management agreement expires or is terminated, which loan was made in connection with the renovation of the Trinity Hall exhibit hall located at the hotel;

•	our investment of $4,000,000 in the hotel to convert a portion of the Verandah Club health club located at the hotel to a Golden Door City Spa;

•	an additional $10,000,000 loan to the hotel owner for expansion of a ballroom and upgrades of meeting and exhibit space; and

•	our providing a $21,000,000 letter of credit as partial security for the hotel’s primary mortgage indebtedness and a preferred financial return to the hotel owner.

In July 2001, in connection with a financing obtained by the hotel owner, the management agreement was further amended and restated to provide for the assignment and assumption of the owners’ loan and investment obligations by certain direct and indirect affiliates of the hotel owner. Effective as of May 14, 2002, we further modified these other loans, investments and financial accommodations to provide that the $4,000,000 investment, which was originally targeted for the conversion of a portion of the Verandah Club health club to a Golden Door City Spa, will now be used for the renovation of guest rooms in the hotel. When the $4,000,000 investment was originally made, its repayment was limited to the hotel’s health club and spa income, if any, in excess of specific target performance amounts. Any amounts not paid to us by August 31, 2020 or the date of any earlier termination of the management agreement were to be canceled. As a result of the 2002 modifications, the $4,000,000 investment will not earn a return and will only be recouped through the profits available, if any. The new $10,000,000 loan, which we made pursuant to the August 2000 amendment to the management agreement, remains outstanding and bears interest at 12% per annum. That loan must be repaid on the earlier of August 31, 2020 or the date on which the management agreement is terminated.

Pursuant to a promissory note, we previously loaned $1,920,090 to WHC-LG Hotel Partners, LP, an entity owned by the Crow family members. The loan bears interest at 9.00% and matures in December 2005. As of May 27, 2003, principal and accrued interest in the amount of approximately $1,990,000 remained outstanding on the loan.

We previously advanced $473,450 to San Juan Associates, LP SE, an entity owned primarily by the Crow family members. The advance bears interest at 14.50% and is payable as the related hotel’s cash flows permit. As of May 27, 2003, principal and accrued interest in the amount of $473,450 remained outstanding on the advance. On December 31, 1998, we also advanced an additional $2,095,987 to San Juan Associates, LP SE. Our management agreement with San Juan Associates, LP SE terminated in February, 2004 effective upon the sale of the Wyndham Old San Juan Hotel and Casino by San Juan Associates, LP SE. In connection with the termination, we received a payment of $500,000 in respect of the outstanding advances. The balance of such outstanding advances was cancelled as payment thereof was conditioned on the hotel sales proceeds exceeding a minimum threshold, which was not met.

Transactions with Certain Wyndham Directors

During 2003, the Company received hotel management, franchise and service fees in the aggregate amount of approximately $3,163,650 from the owners of hotels in which Karim Alibhai, Rolf Ruhfus, Sherwood Weiser or Milton Fine holds an ownership interest. The Company expects to continue to receive hotel management and services fees from the hotels listed under Messrs. Ruhfus, Weiser and Fine in the future.

Karim Alibhai	2003 Aggregate Management, Franchise and Service Fees
Holiday Inn Astrodome, Houston	$18,192
Radisson Astrodome Conference Center, Houston	$48,277
Wyndham Montreal	$1,313,969

Rolf Ruhfus	2003 Aggregate Management, Franchise and Service Fees
Summerfield Suites-Bridgewater	$215,589
Summerfield Suites-Burlington	$156,632
Summerfield Suites-Charlotte	$85,924
Summerfield Suites-Gaithersburg	$160,934
Summerfield Suites-Pleasanton	$157,515
Summerfield Suites-Scottsdale	$160,197
Summerfield Suites-Plymouth	$141,777

Sherwood Weiser	2003 Aggregate Management, Franchise and Service Fees
Holiday Inn Dayton Mall, Ohio	$156,814

Milton Fine	2003 Aggregate Management, Franchise and Service Fees
Wyndham Reach Resort-Key West, FL	$298,143
Wyndham - Pittsburgh Airport	$249,687

Norman Brownstein, one of our directors until February 25, 2004, serves as chairman of Brownstein Hyatt & Farber P.C., a law firm that has advised us on certain matters related to litigation and real property transactions. During 2003, we paid Brownstein Hyatt & Farber, P.C. approximately $139,000 in legal fees.

In connection with the merger of Interstate Hotels Company, or IHC, and Patriot American Hospitality, Inc., or Patriot, Mr. Fine, IHC, Patriot and certain other parties entered into a shareholders agreement, dated December 2, 1997. Pursuant to the terms of the shareholders agreement, Patriot must indemnify Mr. Fine for certain tax liabilities until December 2, 2007 or Mr. Fine’s death, whichever occurs first. The amounts to be paid, if any, cannot be estimated at this time.

In connection with the sale on August 16, 1996 of certain property to us from an entity affiliated with Mr. Alibhai, we granted the entity affiliated with Mr. Alibhai a profit participation interest. If we sell, exchange or enter into a similar transaction with respect to the property and receive the minimum return set forth in the governing agreement, the entity affiliated with Mr. Alibhai will be entitled to receive 25% of the proceeds in excess of the minimum return. The amounts to be paid, if any, cannot be estimated at this time.

In September 2003, we entered into a consulting agreement, which has a term of two years, with Lynn Swann. Pursuant to the terms of the consulting agreement, Mr. Swann agreed to, among other things, make a certain number of personal appearances on our behalf as well as make himself available for a certain number of advertisements in order to promote us. In return for his services, we must pay Mr. Swann $250,000 per year. In addition, on September 1, 2003, we granted Mr. Swann 100,000 restricted shares of class A common stock. The restricted shares vest in two equal installments on the first and second anniversaries of the date of grant.

Loans to Certain Wyndham Executive Officers

In 1999, in connection with his employment agreement, we loaned Mr. Kleisner, our Chairman and Chief Executive Officer, $500,000 pursuant to a recourse note for use in purchasing a residence in Dallas, Texas. The note bears no interest. In 2001, in connection with his employment agreement, we also loaned Mr. Kleisner $665,000 pursuant to a nonrecourse note. The note bears interest at a rate equal to the rate on our senior credit facility. As of December 31, 2003, principal and accrued interest in the amount of approximately $1,262,000 remained outstanding on these loans.

In 2000, in connection with his employment agreement, we loaned Mr. Teng, our President and Chief Operating Officer, $1,000,000 pursuant to a recourse note. The note bears interest at a rate equal to the rate on our senior credit facility. Pursuant to the terms of his employment agreement, subject to Mr. Teng’s continuing employment, we agreed to forgive the principal amount of the note and all accrued but unpaid interest on such forgiven principal amount in equal monthly installments over a three-year period. The note was fully amortized as of December 31, 2003.

In 2001, in connection with his employment agreement, we loaned Mr. Champ, our Executive Vice President – Business Development and Chief Investment Officer, $250,000 pursuant to a recourse note. The note bears no interest. Pursuant to the terms of his employment agreement, subject to Mr. Champ’s continuing employment, we agreed to forgive the principal amount of the note in equal annual installments over a five-year period. In addition, in 2001 we also loaned Mr. Champ $450,000 pursuant to a nonrecourse note. The note bears interest at a rate equal to the rate on our senior credit facility. As of December 31, 2003, principal and accrued interest in the amount of approximately $600,000 remained outstanding on these loans.

Apollo Investors

During 2003, we recognized hotel management, franchise and service fees in the aggregate amount of approximately $1,008,073 from hotels listed below in which certain entities affiliated with the Apollo Investors hold an ownership interest. We expect to recognize hotel management, service and franchise fees in the future from these hotels.

2003 Aggregate Management, Franchise and Service Fees
Wyndham Palm Springs	$332,403
Wyndham St. Anthony	$266,174
The Harbor View Hotel-A Wyndham Luxury Resort	$295,398
Kelley House-A Wyndham Luxury Resort	$114,098

In 2000, we entered into a time share agreement with Tempus Resorts International, Ltd., an entity affiliated with the Apollo Investors. The time share operates under the name Wyndham Vacation Club. During 2003, we recognized fees in the aggregate amount of $470,000. We expect to recognize fees from this time share agreement in the future.

Series B Preferred Stock Investors

Pursuant to a securities purchase agreement, dated February 18, 1999, by and among us, the Investors and the other parties thereto, we must indemnify the Investors for any breach of the representations, warranties and covenants contained in the securities purchase agreement. As of the date of this proxy statement, most of the representations, warranties and covenants contained in the securities purchase agreement have expired. Our remaining indemnification obligations are subject to certain threshold amounts that must be surpassed before a claim for indemnification can be made. To the extent we must indemnify the Investors, the conversion price of our series B preferred stock will be reduced pursuant to the terms of the certificate of designation for our series B preferred stock, subject to certain enumerated exceptions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than 10% of any registered class of the Company’s equity securities, to file with the Commission initial reports of ownership of our class A common stock and reports of changes in such ownership. A reporting person must file a Form 3-Initial Statement of Beneficial Ownership of Securities within 10 days after such person becomes a reporting person. A reporting person must file a Form 4-Statement of Changes of Beneficial Ownership of Securities within two business days after such person’s beneficial ownership of securities changes, except for certain changes exempt from the reporting requirements of Form 4. A reporting person must file a Form 5-Annual Statement of Beneficial Ownership of Securities within 45 days after the Company’s fiscal year-end.

The Commission’s rules require our reporting persons to furnish us with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that during fiscal year 2003 the reporting persons complied with all applicable Section 16(a) filing requirements on a timely basis, except for the following: one Form 3 due in October 2002 for Mark A. Solls that was not timely filed in connection with one transaction; one Form 3 due in May 2003 for Andrew Jordan that was not timely filed in connection with four transactions; one Form 4 due in May 2003 for Andrew Jordan that was not timely filed in connection with two transactions; and one Form 4 due in February 2002 for Sherwood M. Weiser that was not timely filed in connection with six transactions. As of the date of this proxy statement, a Form 4 was not timely filed on behalf of Lynn Swann in connection with one transaction during fiscal year 2003. Based upon discussions with Karim Alibhai, as of the date of this proxy statement, Mr. Alibhai had not timely filed one or more Form 4s in connection with certain transactions he previously engaged in and/or had not amended one or more previously filed Form 4s to accurately reflect his beneficial ownership of the Company’s securities. None of the reporting persons filed a Form 5 with respect to 2003 and the Company is not aware that any were required to be filed.

STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

In order for stockholder proposals which are submitted pursuant to Rule 14a-8 of the Exchange Act to be considered for inclusion in our proxy statement for the 2005 annual meeting, they must be received by our secretary at our principal executive office no later than January 27, 2005.

A stockholder who otherwise intends to present business at the 2005 annual meeting of stockholders must also comply with the requirements set forth in our amended and restated bylaws, which state, among other things, that to bring business before an annual meeting, a stockholder must give written notice that complies with our amended and restated bylaws to our secretary at our principal executive office not less than 75 days nor more than 105 days in advance of the anniversary date of the 2004 annual meeting. Thus, a notice of a stockholder proposal for the 2005 annual meeting, submitted other than pursuant to Rule 14a-8, will be untimely if received by us before March 18, 2005 or after April 17, 2005. As to any such proposals, the proxies named in management’s proxy for that meeting will be entitled to exercise their discretionary authority on that proposal unless we receive notice of the matter to be proposed not earlier than March 18, 2005 or later than April 17, 2005. Even if proper notice is received on a timely basis, the proxies named in management’s proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising stockholders of such proposal and how they intend to exercise their discretion to vote on such matter to the extent permitted under Rule 14a-4(c)(2) of the Exchange Act.

By order of our Board of Directors,

Fred J. Kleisner

Chairman of the Board of Directors and Chief

Executive Officer

May 27, 2004

Dallas, Texas

Appendix A

WYNDHAM INTERNATIONAL, INC.

Audit Committee Charter

May 5, 2004

General

The Audit Committee (the “Committee”) of Wyndham International, Inc. (the “Company”) is appointed by the Board of Directors of the Company (the “Board”) to assist the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. More specifically, the Committee serves as an independent and objective party to:

•	oversee the quality and integrity of the financial statements and other financial information the Company provides to any governmental body or the public;

•	oversee the Company’s compliance with legal and regulatory requirements;

•	oversee the independent auditor’s qualifications and independence;

•	oversee the performance of the Company’s internal audit function and independent auditors;

•	oversee the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements;

•	oversee the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established;

•	provide an open avenue of communication among the independent auditors, financial and senior management, the internal auditing department and the Board, always emphasizing that the independent auditors are accountable to the Committee;

•	prepare the Audit Committee report to be included in the Company’s annual proxy statement or Annual Report on Form 10-K; and

•	such other duties as are directed by the Board.

Consistent with this purpose, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels.

The independent auditors for the Company shall report directly to the Committee, and the Committee has the direct authority and responsibility for the appointment, compensation, oversight and, where appropriate, replacement of the independent auditors. The Committee also has the authority and will have the funding to engage independent counsel and other outside advisers as it determines is necessary or advisable to discharge its responsibilities under this Charter.

Membership

The Committee shall consist of at least three directors, or such greater number as may be determined by the Board, none of whom shall be an affiliate of the Company or any of its subsidiaries or an employee or a person who receives any compensation from the Company or any of its subsidiaries other than fees paid for service as a director or a committee member. The members of the Committee shall be appointed by the Board annually and shall serve until their successors shall be duly elected and qualified.

Each member shall be “independent” as defined from time to time by the listing standards of the American Stock Exchange and/or such other exchange or quotation system on which the Company’s common stock is listed (any of the foregoing, the “Exchange”) and by applicable rules or regulations of the Securities and Exchange Commission (the “SEC”) and shall meet any other applicable independence requirements of the

Exchange and SEC. Accordingly, the Board shall determine annually whether each member is free from any relationship that may interfere with his or her independence from management and the Company. No member may accept, directly or indirectly, any consulting, advisory, or other compensatory fees from the Company or any of its subsidiaries other than director or committee fees.

Each member shall be able to read and understand fundamental financial statements at the time of their appointment, including balance sheets, income statements and cash flow statements. In addition, at least one member shall be “financially sophisticated” or similarly qualified as defined under applicable Exchange listing standards and an “audit committee financial expert” as defined from time to time by applicable rules and regulations of the SEC.

The Board shall appoint one member of the Committee as chairperson. He or she shall be responsible for leadership of the Committee, including preparing the agenda, presiding over the meetings, making Committee assignments and reporting to the Board. The chairperson will also maintain regular contact with the Chief Executive Officer, the Chief Financial Officer, the lead audit partner of the Company’s independent auditors and the Company’s director of internal auditing.

Meetings

The Committee shall meet at least once per quarter to review the financial information of the Company and as many additional times as the members deem necessary to carry out their duties and responsibilities. The Committee shall keep minutes of each meeting and make such minutes available to the Board for its review. The Committee shall meet at least annually with management, the director of the internal auditing department and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

The Committee will meet at the call of the chairperson, the Board or at the request of a majority of Committee members. The Committee may meet by telephone conference call or any other means permitted by law or the Company’s bylaws. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. The Committee may act by unanimous written consent of all members.

Accountability of the Independent Auditors

The independent auditors are accountable to the Committee and report directly to the Committee. The Committee shall have the sole authority and responsibility with respect to the selection, engagement, compensation, oversight, evaluation and, where appropriate, dismissal of the Company’s independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Committee, or a member thereof as authorized by the Committee, must pre-approve any non-audit service provided to the Company by the Company’s independent auditors.

Committee Authority and Responsibilities

The Committee shall have the authority to take all actions it deems advisable to fulfill its responsibilities and duties. The Committee shall have the authority to retain professional advisors, including, without limitation, special legal counsel, accounting experts, or other consultants to advise the Committee, which may be the same as or different from the Company’s primary legal counsel, accounting experts and other consultants, to advise the Committee in connection with the exercise of its powers and responsibilities as set forth in this Charter, all on such terms as the Committee deems necessary or advisable. The Committee may require any officer or employee of the Company or any of its subsidiaries, the Company’s outside legal counsel and the Company’s external auditors to attend a meeting of the Committee or to meet with any member of, or consultant to, the Committee. The Committee chairperson, or other designee of the Committee, may also meet with the Company’s investment bankers or financial analysts who follow the Company.

The Company shall provide for appropriate funding, as determined by the Committee, for payment of (i) compensation to the independent auditors employed by the Company for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (ii) compensation to any special legal counsel, accounting experts or other consultants employed by the Committee; and (iii) ordinary administrative expenses of the Committee.

The Committee shall be responsible for the resolution of any disagreements between the independent auditors and management regarding the Company’s financial reporting.

To fulfill its responsibilities, the Committee shall have responsibility for the following:

I.	Engagement of Independent Auditors and Appointment of Internal Auditor

•	Annually select and engage the independent auditors to audit the financial statements of the Company.

•	Periodically obtain from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company, including all non-audit services and fees, and discuss with the auditors any disclosed relationships or services that may impact the auditors’ objectivity and independence. The Committee shall also recommend any appropriate action to the Board in response to the auditors’ statement necessary to satisfy itself of the independence and objectivity of the independent auditors.

•	Annually review the performance of the independent auditors and terminate the independent auditors when circumstances warrant.

•	At least annually, obtain and review a report of the independent auditors’ firm describing (1) the firm’s internal quality control procedures, (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the last five years with respect to one or more independent audits carried out by the firm, and any steps taken to address any such issues, and (3) all relationships between the independent auditors and the Company.

•	Review and pre-approve the plan and scope of all auditing services (including comfort letters) and all non-audit services provided to the Company by its independent auditors, including compensation to be paid to the independent auditors. The Committee may delegate pre-approval authority to one or more Committee members provided the decision of such member(s) is presented to the full Committee at the next meeting.

•	Ensure that the lead audit partner and reviewing audit partner of the Company’s independent auditors are rotated at least every five years.

•	Review and approve the appointment, termination or replacement by management of a director of internal auditing or, at the discretion of the Board, select and contract with outside auditors to perform the function of an internal audit department.

II.	Review of Internal Audits, Annual External Audit and Quarterly Reviews

•	Review with the independent auditors the annual audit scope and plan.

•	Review with the director of internal auditing the internal audit department’s budget and staffing.

•	Direct the scope of the duties and activities of the director of internal auditing, or any outside auditors serving as internal auditors, who shall report directly to the Committee.

•	Periodically meet and review with the director of internal auditing the regular internal reports to management prepared by the internal auditing department, the progress of internal audit activities and any findings of major significance stemming from internal audits.

•	Review and discuss the following items with management and the independent auditors upon completion of the annual audit and before issuance of the financial statements and the filing of the Form 10-K:

a.	The Company’s annual financial statements and related footnotes and the disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations.

b.	The results of the independent auditors’ audit of the financial statements and the report thereon.

c.	The qualitative judgments about the appropriateness and acceptability of accounting principles, financial disclosures and underlying estimates, the clarity of the financial disclosure practices used or proposed to be used, and other significant decisions made in preparing the financial statements.

d.	Any other matters about the audit procedures or findings that SAS No. 61, as amended, requires the independent auditors to discuss with the Committee.

e.	The certificates of the Chief Executive Officer and Chief Financial Officer required pursuant to Rule 13a-14 of the Securities Exchange Act of 1934, as amended.

f.	Any other matters required to be reviewed under applicable legal, regulatory or Exchange requirements.

Based on the review and other procedures performed as set forth in this Charter, the Committee shall make its recommendation to the Board as to the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K.

•	Review and discuss the following items with management and the independent auditors before issuance of the financial statements and the filing of a Form 10-Q:

a.	The Company’s quarterly financial statements and related footnotes and the disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations.

b.	The results of the independent auditors’ review of the financial statements.

c.	The qualitative judgments about the appropriateness and acceptability of accounting principles, financial disclosures and underlying estimates, the clarity of the financial disclosure practices used or proposed to be used, and other significant decisions made in preparing the financial statements.

d.	Any other matters about the review procedures or findings that SAS No. 100, as amended, requires the independent auditors to discuss with the Committee.

e.	The certificates of the Chief Executive Officer and Chief Financial Officer required pursuant to Rule 13a-14 of the Securities Exchange Act of 1934, as amended.

f.	Any other matters required to be reviewed under applicable legal, regulatory or Exchange requirements.

•	Review and discuss with management and the independent auditors, prior to filing or release, the financial statements, related notes and other financial disclosure included in other Company filings with the SEC containing the Company’s financial statements or portions or summaries thereof.

•	Require the independent auditors to timely (and no less than quarterly) report to the Committee (1) all critical accounting policies and practices used (or to be used), (2) all alternate treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of these alternative disclosures and treatments, and the treatment preferred by the independent auditors and (3) the content of other material written communications between the independent auditors and management, including but not limited to management letters and schedules of audit differences (whether or not recorded by the Company).

•	Review of effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

•	Regularly review with the Company’s independent auditors any audit problems or difficulties and management’s response.

•	Upon completion of any annual audit, meet separately with each of management, the independent auditors and the Director of Internal Auditing and review the Company’s financial statements and related notes, the results of their audit, any report or opinion rendered in connection therewith, any significant problems or difficulties encountered while conducting the audit and the quarterly reviews, management’s response, including any restrictions on the scope of work or access to required information and any communications between the audit team and the audit firm’s national office with respect to auditing or accounting issues presented by the engagement, any significant disagreements with management concerning accounting or disclosure matters and any significant adjustment proposed by the independent auditors.

•	Review, approve and oversee all related party transactions, including those transactions which are not required to be disclosed pursuant to Item 404 of Regulation S-K.

III.	Financial Reporting Processes

•	Establish regular and separate systems of reporting to the Committee by each of management, the independent auditors and the director of internal auditing regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to the appropriateness of such judgments.

•	Periodically discuss separately with management, the independent auditors and the internal auditors the adequacy and integrity of the Company’s accounting policies and procedures and internal accounting controls, the completeness and accuracy of the Company’s financial disclosure and the extent to which major recommendations made by the independent auditors or the internal auditors have been implemented or resolved.

•	Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors, management, or the internal auditing department. Review with the independent auditors, the internal auditing department and management the extent to which such changes have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes, as the Committee determines.

•	Inquire of management, the director of internal auditing, and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company, including legal and ethical compliance programs.

•	Regularly report to the Board and apprise the Board, through minutes and special presentations as necessary, of significant developments in the course of performing these duties.

IV.	Ethical and Legal Compliance

•	Review the quarterly disclosures provided by the Chief Executive Officer or the Chief Financial Officer to the Committee regarding (i) significant deficiencies or weaknesses in the design or operation of internal control over financial reporting which could adversely affect the Company’s ability to record, process, summarize and report financial data; and (ii) any fraud, including that which involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

•	Investigate at its discretion any matter brought to its attention by any individual, including without limitation, reviewing the books, records and facilities of the Company and interviewing Company officers or employees.

•	Review management’s monitoring of the Company’s compliance programs and evaluate whether management has review systems in place designed to ensure that the Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy applicable legal, regulatory or Exchange requirements.

•	Review with the Company’s in-house or outside legal counsel any legal matter that could have a significant effect on the Company’s financial statements, including the status of pending litigation, taxation matters and other areas of oversight to the legal and compliance area as may be appropriate.

•	Receive any report by legal counsel regarding any evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or its agents.

•	Review with management and the independent auditors the Company’s policies and procedures regarding compliance with its internal policies as well as applicable laws and regulations, including without limitation with respect to maintaining books, records and accounts and a system of internal accounting controls in accordance with Section 13(b)(2) of the Securities Exchange Act of 1934.

•	Establish and maintain appropriate procedures for (1) the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and (2) the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters.

•	Prepare the report, for inclusion in the Company’s annual proxy statement, required by the Securities and Exchange Commission concerning certain matters relating to the Committee’s activities.

V.	General

•	Conduct an annual evaluation with the Board regarding the performance of the Committee.

•	Perform any other activities consistent with this Charter, the Company’s Certificate of Incorporation and Bylaws, the rules of the Exchange applicable to its listed companies, and governing law as the Committee or the Board deems necessary or appropriate.

Review of Committee Charter

At least annually, the Committee shall review and reassess the adequacy of this Charter. The Committee shall report the results of the review to the Board and, if necessary, make recommendations to the Board to amend this Charter.

Limitations

While the Committee has the responsibilities and powers set forth in this Charter and management and the independent auditors for the Company are accountable to the Committee, the Committee’s role is one of oversight, whereas the Company’s management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those financial statements. It is not the duty or responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with GAAP. This is the responsibility of management. The Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work. Similarly, it is not the responsibility of the Committee to ensure that the Company complies with all laws and regulations.

ANNEX 1

PROCEDURE FOR COMPLAINTS

REGARDING ACCOUNTING MATTERS

The Audit Committee has adopted the following procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, auditing matters; and (ii) the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

1	The Company will create and post on its website designated mail and e-mail addresses as well as a toll-free number receiving complaints regarding accounting, internal accounting controls or auditing matters.

2	Copies of each complaint submitted shall be sent to the chairman of the Audit Committee or his designee.

3	Each complaint will be tracked and handled by the Company’s finance and legal staff as appropriate according to the Company’s other procedures regarding complaints, except as the Audit Committee, or any member thereof, may specifically request.

4	The Audit Committee shall receive a quarterly report on the status of each complaint until the Audit Committee determines it has been resolved.

5	The Audit Committee has the right to request alternative treatment for any complaint addressed to it. Such alternative treatment may include the retention of outside counsel or other advisors to participate in any part of the process of resolving the complaint.

6	No retaliation or other adverse action against an employee submitting a complaint in good faith under these procedures shall be allowed by the Company.

The Audit Committee shall review these guidelines annually to evaluate whether any amendments are necessary to comply with applicable internal policies or any legal or regulatory requirements.

Annex-1

ANNUAL MEETING OF STOCKHOLDERS OF

WYNDHAM INTERNATIONAL, INC.

July 1, 2004

Class A Common Stockholders

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯    Please detach along perforated line and mail in the envelope provided.    ¯

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN PROPOSAL 1, AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR

BLACK INK AS SHOWN HERE ☒

1. THE ELECTION OF DIRECTORS

NOMINEES:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	☐ Karim Alibhai ☐ Leonard Boxer ☐ Adela Cepeda ☐ Milton Fine ☐ Fred J. Kleisner ☐ Rolf E. Ruhfus ☐ Lynn C. Swann ☐ Sherwood M. Weiser ☐ Marc A. Beilinson ☐ Paul Fribourg ☐ Lawrence J. Ruisi	(Class A Director) (Class A Director) (Class A Director) (Class A Director) (Class A Director) (Class A Director) (Class A Director) (Class A Director) (Class C Director) (Class C Director) (Class C Director)	2. The proposal to ratify the appointment by Wyndham’s board of directors of PricewaterhouseCoopers LLP as Wyndham’s independent auditors for the 2004 fiscal year.	FOR ☐	AGAINST ☐	ABSTAIN ☐

The undersigned hereby acknowledges receipt of the Proxy Statement dated May 27, 2004 and hereby revokes any proxy or proxies heretofore given to vote at the Annual Meeting or any postponement or adjournment thereof.

(PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED SELF-ADDRESSED AND POSTMARKED ENVELOPE.)

INSTRUCTION:To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee for whom you wish to withhold authority, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method		☐

Signature of Stockholder Date Signature of Stockholder Date

NOTE:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

WYNDHAM INTERNATIONAL, INC.

1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

OF WYNDHAM INTERNATIONAL, INC.

I hereby appoint Fred J. Kleisner and Mark A. Solls, and each of them, proxies with the full power of substitution and resubsititution, and hereby authorize them to represent me and to vote all shares of class A common stock held by me for me, as designated on the reverse side, at the annual meeting (the “Annual Meeting”) of Wyndham International, Inc., a Delaware corporation, to be held on July 1, 2004 at 10:00 a.m., Dallas time, at the Wyndham Anatole at 2201 Stemmons Freeway, Dallas, Texas 75207, and at any postponement or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed on the reverse side, or if no direction is indicated on the reverse side, in accordance with the recommendation of the Board of Directors on each proposal. This proxy will be voted, in the discretion of the proxyholder, upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Please vote, sign and date on the reverse side and return promptly in the enclosed envelope.

ANNUAL MEETING OF STOCKHOLDERS OF

WYNDHAM INTERNATIONAL, INC.

July 1, 2004

Series B Preferred Stockholders

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯    Please detach along perforated line and mail in the envelope provided.    ¯

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN PROPOSAL 1, AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR

BLACK INK AS SHOWN HERE ☒

1. THE ELECTION OF DIRECTORS

NOMINEES:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	☐ Leon D. Black ☐ Thomas H. Lee ☐ Alan M. Leventhal ☐ William L. Mack ☐ Lee S. Neibart ☐ Marc J. Rowan ☐ Scott A. Schoen ☐ Scott M. Sperling ☐ Marc A. Beilinson ☐ Paul Fribourg ☐ Lawrence J. Ruisi	(Class B Director) (Class B Director) (Class B Director) (Class B Director) (Class B Director) (Class B Director) (Class B Director) (Class B Director) (Class C Director) (Class C Director) (Class C Director)	2. The proposal to ratify the appointment by Wyndham’s board of directors of PricewaterhouseCoopers LLP as Wyndham’s independent auditors for the 2004 fiscal year.	FOR ☐	AGAINST ☐	ABSTAIN ☐

The undersigned hereby acknowledges receipt of the Proxy Statement dated May 27, 2004 and hereby revokes any proxy or proxies heretofore given to vote at the Annual Meeting or any postponement or adjournment thereof.

(PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED SELF-ADDRESSED AND POSTMARKED ENVELOPE.)

INSTRUCTION:To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee for whom you wish to withhold authority, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method		☐

Signature of Stockholder Date Signature of Stockholder Date

NOTE:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

WYNDHAM INTERNATIONAL, INC.

1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

OF WYNDHAM INTERNATIONAL, INC.

I hereby appoint Fred J. Kleisner and Mark A. Solls, and each of them, proxies with the full power of substitution and resubsititution, and hereby authorize them to represent me and to vote all shares of series B preferred stock held by me for me, as designated on the reverse side, at the annual meeting (the “Annual Meeting”) of Wyndham International, Inc., a Delaware corporation, to be held on July 1, 2004 at 10:00 a.m., Dallas time, at the Wyndham Anatole at 2201 Stemmons Freeway, Dallas, Texas 75207, and at any postponement or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed on the reverse side, or if no direction is indicated on the reverse side, in accordance with the recommendation of the Board of Directors on each proposal. This proxy will be voted, in the discretion of the proxyholder, upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Please vote, sign and date on the reverse side and return promptly in the enclosed envelope.